UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED

                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08777
      ---------------------------------------------------------------------

                       CREDIT SUISSE HIGH YIELD BOND FUND
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                       Credit Suisse High Yield Bond Fund
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2004 to October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


CREDIT SUISSE HIGH YIELD BOND FUND
466 LEXINGTON AVENUE
NEW YORK, NY 10017
================================================================================
TRUSTEES
Enrique R. Arzac - Chairman of the Board
Lawrence J. Fox
James S. Pasman, Jr.
Steven Rappaport
================================================================================
OFFICERS
Steven B. Plump
Chief Executive Officer and President
Martha B. Metcalf
Chief Investment Officer
Michael E. Gray
Investment Officer
J. Kevin Gao
Senior Vice President
Ajay Mehra
Chief Legal Officer
Emidio Morizio
Chief Compliance Officer
Michael A. Pignataro
Chief Financial Officer, Vice President and Secretary
Robert Rizza
Treasurer
================================================================================
INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY  10017
--------------------------------------------------------------------------------
ADMINISTRATOR
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA  02110
--------------------------------------------------------------------------------
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ  08540
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
EquiServe Trust Company, N.A.
c/o Computershare
P.O. Box 43010 Providence, RI 02940-3010
--------------------------------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY  10019
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103
================================================================================





================================================================================


                                  CREDIT SUISSE
                              HIGH YIELD BOND FUND


================================================================================





                                  ANNUAL REPORT
                                October 31, 2005

CREDIT SUISSE HIGH YIELD BOND FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2005 (unaudited)
--------------------------------------------------------------------------------

                                                               November 28, 2005

Dear Shareholder:

PERFORMANCE SUMMARY
11/01/04 - 10/31/05

FUND & BENCHMARKS                                                 PERFORMANCE
Total Return (based on NAV)1                                          2.62%
Total Return (based on market value)1                                 2.71%
Citigroup High-Yield Market Index2 (CHYMI)                            3.55%

MARKET OVERVIEW: CREDIT CYCLE TRANSITION

In the Fund's fiscal year, high yield outperformed the broad fixed income market (as measured by the Lehman Brothers Aggregate Bond Index, which returned 1.13%), although the magnitude of outperformance narrowed significantly from that of the last several years and might be considered small given the strong fundamental backdrop.

In our view, this was due to the natural progress of the credit and business cycles. High Yield defaults (as measured by Moody's Investor Services) remained below 2% through the entire fiscal year period, well below historical averages. However, after intense focus on balance sheet repair prompted by strong earnings growth and low interest rates in the last few years, there is simply less "room for improvement" in credit fundamentals. In addition, corporations are increasingly turning to other means to address their lackluster share prices (through share repurchases, dividend increases and other measures) in an effort to boost shareholder value.

From a technical perspective, the environment was mixed. High yield mutual funds reported an $8.3 billion outflow through October 2005 compared to a $3.2 billion outflow during the same period in 2004, although this indicator does not account for the increasing role of hedge funds and other market participants. And while the fiscal year saw a 35% decline in the number of high yield deals and a 32% drop in new issue volume, this decrease in new supply was easily outweighed by the entrance of Ford, GM and Delphi debt into the high yield arena.

In our view, this influx of fallen angel debt caused the greatest turbulence, and provided the greatest drag, on the high yield market in the period. High yield spreads remained below their historical averages for most of the period, but widened dramatically with the downgrade of General Motors and Ford to junk status. These fallen angels brought approximately $82 billion of debt (market value prior to downgrade) and raised concerns about the high yield market's ability to absorb that level of supply. Together they now account for about 12% of the index.

In sum, all of these factors, along with the impact of the Gulf Coast hurricanes, persistently high energy costs, and uncertainty with respect to Federal Reserve policy weighed on the market, resulting in greater caution among investors.

STRATEGIC REVIEW: SECTOR AND SECURITY SELECTION DRIVE PERFORMANCE

The Fund's performance was helped in the period under review by our significant overweight to the Wireless sector, which was among the best performing industries in high yield this year. Another sector decision that contributed positively to performance was our underweight to Airlines; an industry that has seen its margins squeezed by high energy costs and has suffered a number of high profile bankruptcies in the past year. Our Technology holdings, while similar in weighting to those of the Index, also boosted performance thanks to positive issue selection.

On the negative side, while we had positive issue selection within the Diversified Telecommunications industry, it was also our largest underweight relative to the Index, and one of this year's better performing sectors. In addition, despite an underweight to Automobile Manufacturing, the credits we did hold underperformed those in the Index, detracting from performance further.

CREDIT SUISSE HIGH YIELD BOND FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
October 31, 2005 (unaudited)
--------------------------------------------------------------------------------

OUTLOOK: PEAKING FUNDAMENTALS AND RANGE BOUND SPREADS

Looking ahead, we expect the pace of growth to be more moderate in 2006. Credit fundamentals are strong but default rates are expected to rise moderately from current levels. Moody's now expects defaults to rise toward 3.2% by September 2006, still below its historical average. In addition, shareholder friendly headlines and increased LBO activity are likely to contribute to higher issuer specific risk. However, valuations have improved in high yield. Spreads have widened from historical tights (the Merrill Lynch Master II High Yield Index was yielding +368 basis points more than the ten year treasury as of October 31,
2005) and are supported by below average default rates. Furthermore, an end to the Federal Reserve's monetary tightening may increase investors' appetite for risk. While we expect spreads to be range bound in the intermediate term, we expect issuer specific event risk to rise. We will actively use these opportunities to generate excess return and continue to place special importance on security selection, as it will be a critical driver of performance going forward.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.


/s/ Martha Metcalf                       /s/ Steven B. Plump

Martha Metcalf                           Steven B. Plump
Chief Investment Officer*                Chief Executive Officer and President**

   High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

   In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program.

 * Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management ("CSAM") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. As of November 2005, she is primarily responsible for the management of the Fund's assets. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds.

** Steven B. Plump is a Managing Director of CSAM and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to CSAM in 1999 when it acquired WPAM.

-------------------------------
1    Assuming reinvestment of dividends of $0.5323 per share.

2 The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. It does not reflect the impact of taxes. Investors cannot invest directly in an index.

CREDIT SUISSE HIGH YIELD BOND FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
October 31, 2005 (unaudited)
--------------------------------------------------------------------------------

     TOP TEN HOLDINGS
     (% of net assets as of 10/31/05)
--------------------------------------------------------------------------------
     Security Description
1.   General Motors Acceptance Corp.         1.62%
        6.750% 12/01/14
2.   Allied Waste North America, Inc.        1.59%
        7.375% 04/15/14
3.   El Paso Production Holding Co.          1.28%
        7.750% 06/01/13
4.   CCO Holding LLC                         1.21%
        8.750% 11/15/13
5.   BGF Industries, Inc.                    1.15%
        10.250% 01/15/09
6.   Calpine Generating Company LLC          1.12%
        9.610% 11/01/05
7.   Chukchansi Economic Development
        Authority                            1.11%
        14.500% 06/15/09
8.   Mediacom LLC Capital Corp.              1.09%
        9.500% 01/15/13
9.   Hard Rock Hotel, Inc.                   1.00%
        8.875% 06/01/13
10.  Ubiquitel Operating Co.                 0.97%
        9.875% 03/01/11


     CREDIT QUALITY BREAKDOWN
     (% of total investments as of 10/31/05)
--------------------------------------------------------------------------------
     S&P RATINGS
     A-                                       0.2%
     BBB                                      0.5
     BB                                      18.3
     B                                       53.2
     CCC                                     25.1
     CC                                       0.6
     C                                        0.1
     NR                                       1.5
                                           ------
        Subtotal                             99.5
     Equities and other                       0.5
                                           ------
        Total                               100.0%
                                           ======

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS (129.6%)
AEROSPACE (1.7%)
$    1,000  BE Aerospace, Inc., Series B, Senior Subordinated Notes          (B- , Caa2)        03/01/08         8.000   $1,002,500
     2,000  L-3 Communications Corp., Global Senior Subordinated Notes
              (Callable 01/15/10 @ $102.94) ss.                              (BB+ , Ba3)        01/15/15         5.875    1,910,000
       850  Sequa Corp., Series B, Senior Notes                               (BB- , B1)        04/01/08         8.875      875,500
                                                                                                                       -------------
                                                                                                                          3,788,000
                                                                                                                       -------------

AIRLINES (0.5%)
     1,200  American Airlines, Inc., Series 01-2, Pass Thru Certificates ss.    (B , B1)        04/01/08         7.800    1,144,583
                                                                                                                       -------------

AUTOMOBILE MANUFACTURING/VEHICLE PARTS (7.0%)
     1,100  Accuride Corp., Global Company Guaranteed Notes
              (Callable 02/01/10 @ $104.25)                                    (B- , B3)        02/01/15         8.500    1,045,000
       425  ArvinMeritor, Inc., Notes                                         (BB , Ba2)        03/01/12         8.750      400,563
       400  Cooper-Standard Automotive, Inc., Global Company Guaranteed Notes
              (Callable 12/15/09 @ $104.19) ss.                                 (B , B3)        12/15/14         8.375      302,000
       125  Delphi Corp., Global Notes ss.                                      (D , Ca)        06/15/06         6.550       87,188
       405  Dura Operating Corp., Series D, Company Guaranteed Notes
              (Callable 05/01/06 @ $101.50) ss.                            (CCC+ , Caa2)        05/01/09         9.000      255,150
     1,750  Ford Motor Credit Co., Global Notes                             (BB+ , Baa3)        10/01/13         7.000    1,604,067
     1,700  General Motors Acceptance Corp., Global Bonds                     (BB , Ba1)        11/01/31         8.000    1,759,855
     3,810  General Motors Acceptance Corp., Global Notes ss.                 (BB , Ba1)        12/01/14         6.750    3,649,302
     1,250  Goodyear Tire & Rubber Co., Rule 144A, Senior Notes
              (Callable 07/01/10 @ $104.50) ++                                 (B- , B3)        07/01/15         9.000    1,212,500
     1,200  Heafner Tire Group, Inc., Rule 144A, Senior Notes
              (Callable 04/01/09 @ $105.38) ++                             (CCC+ , Caa2)        04/01/13        10.750    1,092,000
       500  Keystone Automotive Operations, Inc., Global Senior
              Subordinated Notes (Callable 11/01/08 @ $104.88)                 (B- , B3)        11/01/13         9.750      488,750
       925  Metaldyne Corp., Global Company Guaranteed Notes
              (Callable 06/15/07 @ $105.50) ss.                            (CCC+ , Caa2)        06/15/12        11.000      675,250
       900  Stanadyne Corp., Global Senior Subordinated Notes
              (Callable 08/15/09 @ $105.00)                                  (B- , Caa1)        08/15/14        10.000      882,000
       600  Stoneridge, Inc., Global Company Guaranteed Notes
              (Callable 05/01/07 @ $105.75)                                    (B+ , B1)        05/01/12        11.500      621,000
       800  Tenneco Automotive, Inc., Global Company Guaranteed Notes
              (Callable 11/15/09 @ $104.31) ss.                                (B- , B3)        11/15/14         8.625      768,000
     1,000  Visteon Corp., Global Senior Notes ss.                             (B- , B3)        08/01/10         8.250      928,750
                                                                                                                       -------------
                                                                                                                         15,771,375
                                                                                                                       -------------

BROADBAND (0.6%)
       750  Level 3 Communications, Inc., Senior Notes
              (Callable 05/01/06 @ $100.00) ss.                                (CC , Ca)        05/01/08         9.125      633,750
     750 Level 3 Financing, Inc., Global Company Guaranteed Notes
              (Callable 10/15/07 @ $105.38) ss.                              (CC , Caa1)        10/15/11        10.750      641,250
                                                                                                                       -------------
                                                                                                                          1,275,000
                                                                                                                       -------------

BROADCAST/OUTDOOR (3.1%)
       600  Allbritton Communications Co., Global Senior Subordinated Notes
              (Callable 12/15/07 @ $103.88) ss.                                (B- , B3)        12/15/12         7.750      595,500
       750  Emmis Communications Corp., Global Senior Notes
              (Callable 12/15/05 @ $100.00) #                                  (B- , B3)        06/15/12         9.745      755,625
       500  Emmis Operating Co., Global Senior Subordinated Notes
              (Callable 05/15/08 @ $103.44)                                    (B- , B2)        05/15/12         6.875      496,250
       225  LIN Television Corp., Rule 144A, Senior Subordinated Notes
              (Callable 05/15/08 @ $103.25) ++                                 (B- , B1)        05/15/13         6.500      214,313
     2,000  Paxson Communications Corp., Global Company Guaranteed Notes
              (Callable 01/15/06 @ $106.12) +                              (CCC- , Caa1)        01/15/09         0.000    1,965,000
       350  Sinclair Broadcast Group, Inc., Global Company Guaranteed Notes
              (Callable 12/15/06 @ $104.38)                                     (B , B2)        12/15/11         8.750      369,250
     1,000  Sirius Satellite Radio, Inc., Rule 144A, Senior Notes
              (Callable 09/01/09 @ $104.81) ++                              (CCC , Caa1)        08/01/13         9.625      951,250
       975  WMG Holdings Corp., Global Senior Discount Notes
              (Callable 12/15/09 @ $104.75) +                                (B- , Caa2)        12/15/14         0.000      675,187
       990  Young Broadcasting, Inc., Global Company Guaranteed Notes
              (Callable 03/01/06 @ $105.00) ss.                             (CCC , Caa1)        03/01/11        10.000      925,650
                                                                                                                       -------------
                                                                                                                          6,948,025
                                                                                                                       -------------

BUILDING PRODUCTS (4.3%)
       250  Ahern Rentals, Inc., Rule 144A, Secured Notes
              (Callable 08/15/09 @ 104.63) ++                                  (B- , B3)        08/15/13         9.250      255,000
     1,300  Building Materials Corp., Global Secured Notes
              (Callable 08/01/09 @ $103.88) ss.                                (B+ , B2)        08/01/14         7.750    1,248,000
       750  Compression Polymers Holding Corp., Rule 144A, Senior Notes
              (Callable 07/01/09 @ $105.25) ++                                 (B- , B2)        07/01/13        10.500      686,250
       600  Dayton Superior Corp., Company Guaranteed Notes
              (Callable 06/15/07 @ $102.17) ss.                             (CCC , Caa3)        06/15/09        13.000      418,500
       500  Dayton Superior Corp., Global Secured Notes
              (Callable 06/15/06 @ $105.62)                                  (B- , Caa1)        09/15/08        10.750      487,500
     1,500  Goodman Global Holdings Co., Inc., Rule 144A,
              Senior Subordinated Notes
              (Callable 12/15/08 @ $103.94) ++ss.                            (B- , Caa1)        12/15/12         7.875    1,417,500
     1,100  Interface, Inc., Global Senior Subordinated Notes
              (Callable 02/01/09 @ $104.75)                                 (CCC , Caa3)        02/01/14         9.500    1,100,000
       750  Norcraft Holdings LP, Global Senior Discount Notes
              (Callable 09/01/08 @ $104.88) +                                (B- , Caa1)        09/01/12         0.000      528,750
     1,000  NTK Holdings, Inc., Global Senior Discount Notes
              (Callable 09/01/09 @ $105.38) +ss.                           (CCC+ , Caa2)        03/01/14         0.000      605,000


                 See Accompanying Notes to Financial Statements.

                                        2


CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
BUILDING PRODUCTS
$    1,000  Ply Gem Industries, Inc., Global Senior Subordinated Notes
              (Callable 02/15/08 @ $104.50)                                    (B- , B3)        02/15/12         9.000   $  815,000
     1,250  RMCC Acquisition Co., Rule 144A, Senior Subordinated Notes
              (Callable 11/01/08 @ $104.75) ++                             (CCC+ , Caa1)        11/01/12         9.500    1,275,000
       250  Texas Industries, Inc., Rule 144A, Senior Notes
              (Callable 07/15/09 @ $103.63) ++                               (BB- , Ba3)        07/15/13         7.250      261,250
     1,350  Werner Holding Co., Inc., Series A, Company Guaranteed Notes
              (Callable 11/15/05 @ $100) ss.                               (CCC- , Caa3)        11/15/07        10.000      648,000
                                                                                                                       -------------
                                                                                                                          9,745,750
                                                                                                                       -------------

CABLE (7.1%)
     1,450  Atlantic Broadband Finance LLC, Global Company Guaranteed Notes
              (Callable 01/15/09 @ $104.69) ss.                            (CCC+ , Caa1)        01/15/14         9.375    1,319,500
       600  Cablevision Systems Corp., Series B, Global Senior Notes           (B+ , B3)        04/15/12         8.000      576,000
     1,446  CCH I LLC, Series AI, Secured Notes
              (Callable 10/1/10 @ $105.50)                                 (CCC- , Caa3)        10/01/15        11.000    1,315,860
     2,820  CCO Holdings LLC, Global Senior Notes
              (Callable 11/15/08 @ $104.38) ss.                              (CCC- , B3)        11/15/13         8.750    2,728,350
       355  CCO Holdings LLC, Rule 144A, Senior Notes
              (Callable 11/15/08 @ 104.38) ++                                (CCC- , B3)        11/15/13         8.750      343,462
     1,798  Charter Communications Holdings LLC, Senior Discount Notes
              (Callable 04/01/06 @ $101.44) #+ss.                            (CCC- , Ca)        04/01/11         9.920    1,132,740
       400  Charter Communications Holdings LLC, Senior Notes
              (Callable 04/01/06 @ $101.44) ss.                              (CCC- , Ca)        04/01/09         8.625      330,000
     2,100  CSC Holdings, Inc., Rule 144A, Senior Notes ++#                   (BB- , B1)        04/15/12         7.000    2,037,000
       750  CSC Holdings, Inc., Series B, Senior Notes ss.                    (BB- , B1)        04/01/11         7.625      755,625
     1,750  DIVA Systems Corp., Series B, Senior Discount Notes
              (Callable 03/01/06 @ $100.00) ^0                                 (NR , NR)        03/01/08        12.625       43,750
     2,000  Insight Communications Company, Inc., Senior Discount Notes
              (Callable 02/15/06 @ $106.12) +                              (CCC+ , Caa1)        02/15/11         0.000    2,065,000
       200  Insight Midwest/Insight Capital Corp., Senior Notes
              (Callable 10/01/06 @ $101.63)                                     (B , B2)        10/01/09         9.750      206,500
       500  Insight Midwest/Insight Capital Corp., Global Senior Notes
              (Callable 11/01/05 @ $105.25)                                     (B , B2)        11/01/10        10.500      527,500
       200  Mediacom Broadband LLC, Rule 144A, Senior Notes
              (Callable 10/15/10 @ $104.25) ++                                  (B , B2)        10/15/15         8.500      185,000
     2,500  Mediacom LLC Capital Corp., Senior Notes
              (Callable 01/15/06 @ $104.75) ss.                                 (B , B3)        01/15/13         9.500    2,456,250
                                                                                                                       -------------
                                                                                                                         16,022,537
                                                                                                                       -------------

CAPITAL GOODS (1.8%)
     1,000  Blount, Inc., Senior Subordinated Notes
              (Callable 08/01/08 @ $104.44)                                     (B , B3)        08/01/12         8.875    1,057,500
       850  Case New Holland, Inc., Global Company Guaranteed Notes
              (Callable 08/01/07 @ $104.62) ss.                              (BB- , Ba3)        08/01/11         9.250      898,875
     1,753  JII Holdings LLC, Global Secured Notes
              (Callable 01/01/06 @ $103.25)                                (CCC- , Caa2)        04/01/07        13.000    1,550,962
       650  Terex Corp., Global Company Guaranteed Notes
              (Callable 01/15/09 @ $103.69)                                   (B , Caa1)        01/15/14         7.375      650,000
                                                                                                                       -------------
                                                                                                                          4,157,337
                                                                                                                       -------------

CHEMICALS (6.5%)
       650  BCP Crystal Holdings Corp., Global Senior Subordinated Notes
              (Callable 06/15/09 @ $104.81)                                    (B- , B3)        06/15/14         9.625      718,250
       750  Crompton Corp., Global Senior Notes
              (Callable 08/01/08 @ $104.94)                                  (BB+ , Ba1)        08/01/12         9.875      843,750
       876  Crystal US Holdings, Series B, Global Senior Discount Notes
              (Callable 10/01/09 @ $105.25) +                                (B- , Caa2)        10/01/14         0.000      611,010
     1,000  Equistar Chemicals LP/ Equistar Funding Corp.,
              Global Company Guaranteed Notes                                 (BB- , B2)        09/01/08        10.125    1,082,500
       227  Huntsman Company LLC, Global Company Guaranteed Notes
              (Callable 10/15/07 @ $105.81)                                  (BB- , Ba3)        10/15/10        11.625      258,213
       773  Huntsman LLC, Global Company Guaranteed Notes
              (Callable 07/15/08 @ $105.75) #                                   (B , B2)        07/15/12        11.500      878,321
     1,100  IMC Global, Inc., Global Senior Notes
              (Callable 08/01/08 @ $105.44)                                   (BB , Ba3)        08/01/13        10.875    1,281,500
     1,450  IMC Global, Inc., Series B, Global Company Guaranteed Notes
              (Callable 06/01/06 @ $105.63)                                   (BB , Ba3)        06/01/11        11.250    1,580,500
     1,200  KI Holdings, Inc., Global Senior Discount Notes
              (Callable 11/15/09 @ $104.94) +                                (B- , Caa2)        11/15/14         0.000      811,500
     1,000  Lyondell Chemical Co., Global Company Guaranteed Notes
              (Callable 06/01/08 @ $105.25)                                   (BB- , B1)        06/01/13        10.500    1,138,750
     1,850  Millennium America, Inc., Global Company Guaranteed Notes         (BB- , B1)        06/15/08         9.250    1,993,375
       750  Nalco Co., Global Senior Notes (Callable 11/15/07 @ $103.88)       (B- , B2)        11/15/11         7.750      769,687
       750  PolyOne Corp., Global Company Guaranteed Notes
              (Callable 05/15/07 @ $105.31)                                    (B+ , B3)        05/15/10        10.625      738,750
     1,000  Resolution Performance Products LLC, Global Senior
              Subordinated Notes (Callable 11/15/05 @ $106.75)               (B- , Caa2)        11/15/10        13.500    1,058,750
     832 Terra Capital, Inc., Global Secured Notes
              (Callable 06/01/07 @ $105.75)                                    (B- , B2)        06/01/10        11.500      956,800
                                                                                                                       -------------
                                                                                                                         14,721,656
                                                                                                                       -------------

COMPETITIVE LOCAL EXCHANGE CARRIER (1.0%)
       250  GCI, Inc., Global Senior Notes (Callable 02/15/09 @ $103.62)       (B+ , B2)        02/15/14         7.250      243,750
     1,848  Madison River Capital LLC, Senior Notes
              (Callable 03/01/06 @ $104.42) ss.                                (B- , B3)        03/01/10        13.250    1,977,360
                                                                                                                       -------------
                                                                                                                          2,221,110
                                                                                                                       -------------


                 See Accompanying Notes to Financial Statements.

                                        3

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
CONSUMER PRODUCTS/TOBACCO (4.6%)
$      850  AAC Group Holding Corp., Global Senior Discount Notes
              (Callable 10/01/08 @ $105.13) +                                (B- , Caa1)        10/01/12         0.000   $  624,750
       500  Ames True Temper, Global Company Guaranteed Notes
              (Callable 01/15/07 @ $103.00) #                              (CCC+ , Caa1)        01/15/12         8.150      472,500
     1,400  Ames True Temper, Global Senior Subordinated Notes
              (Callable 07/15/08 @ $105.00) ss.                            (CCC- , Caa2)        07/15/12        10.000    1,057,000
     1,050  Amscan Holdings, Inc., Global Senior Subordinated Notes
              (Callable 05/01/09 @ $104.38)                                    (B- , B3)        05/01/14         8.750      845,250
     1,000  Associated Materials, Inc., Global Senior Discount Notes
              (Callable 03/01/09 @ $105.62) +                              (CCC+ , Caa2)        03/01/14         0.000      475,000
     1,000  Del Laboratories, Inc., Global Company Guaranteed Notes
              (Callable 02/01/08 @ $104.00) ss.                            (CCC+ , Caa2)        02/01/12         8.000      755,000
     3,097  Diamond Brands Operating Corp., Company Guaranteed Notes
              (Callable 04/15/06 @ $100.00) ^0                                 (NR , NR)        04/15/08        10.125            0
     1,500  Johnsondiversey Holdings, Inc., Global Discount Notes
              (Callable 05/15/07 @ $105.34) +                                (B- , Caa1)        05/15/13         0.000    1,087,500
     1,000  PCA LLC/PCA Finance Corp., Global Senior Notes ss.                  (C , Ca)        08/01/09        11.875      260,000
     1,300  Playtex Products, Inc., Global Company Guaranteed Notes
              (Callable 06/01/06 @ $104.69) ss.                            (CCC+ , Caa2)        06/01/11         9.375    1,352,000
       600  Prestige Brands, Inc., Global Senior Subordinated Notes
              (Callable 04/15/08 @ $104.63)                                    (B- , B3)        04/15/12         9.250      609,000
       500  Rayovac Corp., Global Senior Subordinated Notes
              (Callable 10/01/08 @ $104.25)                                    (B- , B3)        10/01/13         8.500      455,000
       750  Remington Arms Company, Inc., Global Company Guaranteed Notes
              (Callable 02/01/07 @ $105.25) ss.                              (CCC+ , B3)        02/01/11        10.500      652,500
       500  Revlon Consumer Products Corp., Global Senior Notes
              (Callable 04/01/08 @ $104.75)                                 (CCC , Caa2)        04/01/11         9.500      471,250
     1,250  Sealy Mattress Co., Global Senior Subordinated Notes
              (Callable 06/15/09 @ $104.13) ss.                                (B- , B3)        06/15/14         8.250    1,275,000
                                                                                                                       -------------
                                                                                                                         10,391,750
                                                                                                                       -------------

CONTAINERS (3.3%)
     1,100  Berry Plastics Corp., Global Company Guaranteed Notes
              (Callable 07/15/07 @ $105.38)                                    (B- , B3)        07/15/12        10.750    1,138,500
     1,200  Constar International, Inc., Senior Subordinated Notes
              (Callable 12/01/07 @ $105.50) ss.                             (CCC , Caa3)        12/01/12        11.000      690,000
       650  Graham Packaging Company, Inc., Global Subordinated Notes
              (Callable 10/15/09 @ $104.94) ss.                            (CCC+ , Caa2)        10/15/14         9.875      611,000
       750  Graphic Packaging International Corp., Global Senior
              Subordinated Notes (Callable 08/15/08 @ 104.75)                  (B- , B3)        08/15/13         9.500      676,875
     1,000  Intertape Polymer US, Inc., Global Senior Subordinated Notes
              (Callable 08/01/09 @ $104.25)                                    (B- , B3)        08/01/14         8.500      965,114
     1,000  Owens-Brockway Glass Containers, Global Company Guaranteed Notes
              (Callable 02/15/06 @ $104.44)                                   (BB- , B1)        02/15/09         8.875    1,050,000
       750  Owens-Brockway Glass Containers, Global Company Guaranteed Notes
              (Callable 05/15/08 @ $104.12)                                     (B , B2)        05/15/13         8.250      768,750
       500  Pliant Corp., Company Guaranteed Notes
              (Callable 06/01/06 @ $104.33)                                  (CCC- , Ca)        06/01/10        13.000       75,000
       425  Pliant Corp., Global Secured Notes
              (Callable 06/15/07 @ $111.62)                                 (CCC , Caa1)        06/15/09        11.625      461,658
     1,000  U.S. Can Corp., Global Company Guaranteed Notes
              (Callable 07/15/07 @ $105.44) ss.                            (CCC+ , Caa2)        07/15/10        10.875    1,035,000
                                                                                                                       -------------
                                                                                                                          7,471,897
                                                                                                                       -------------

DIVERSIFIED TELECOMMUNICATIONS (2.6%)
       565  Hawaiian Telcom Communications, Inc., Rule 144A, Notes
              (Callable 05/01/09 @ $104.88) ++ss.                              (B- , B3)        05/01/13         9.750      565,000
       900  Qwest Corp., Global Senior Notes                                  (BB , Ba3)        09/01/11         7.875      947,250
       900  Qwest Corp., Notes                                                (BB , Ba3)        11/15/08         5.625      895,500
     1,339  Qwest Corp., Rule 144A, Senior Notes ++                           (BB , Ba3)        06/15/15         7.625    1,379,170
       550  Qwest Services Corp., Global Secured Notes
              (Callable 12/15/06 @ $106.75) #                                   (B , B3)        12/15/10        13.500      631,125
       250  Syniverse Technologies, Inc., Rule 144A, Senior Subordinated Notes
              (Callable 08/15/09 @ $103.88) ++                                  (B , B2)        08/15/13         7.750      253,125
     1,250  Time Warner Telecom Holdings, Inc., Global Company Guaranteed
              Notes ss.                                                      (CCC+ , B3)        02/15/14         9.250    1,256,250
                                                                                                                       -------------
                                                                                                                          5,927,420
                                                                                                                       -------------

ENERGY - OTHER (4.7%)
     1,800  Dynegy Holdings, Inc., Rule 144A, Secured Notes
              (Callable 07/15/08 @ $105.06) ++                                 (B- , B3)        07/15/13        10.125    1,989,000
       250  Dynegy Holdings, Inc., Senior Notes ss.                        (CCC+ , Caa2)        04/01/11         6.875      240,625
       750  El Paso Corp., Senior Notes                                      (B- , Caa1)        05/15/11         7.000      742,500
     1,000  El Paso Natural Gas, Series A, Global Senior Notes
              (Callable 08/01/07 @ $103.81)                                     (B , B1)        08/01/10         7.625    1,054,426
     2,800  El Paso Production Holding Co., Global Company Guaranteed Notes
              (Callable 06/01/08 @ $103.88)                                     (B , B3)        06/01/13         7.750    2,898,000
       450  Giant Industries, Inc., Company Guaranteed Notes
              (Callable 05/15/09 @ $104.00)                                    (B- , B3)        05/15/14         8.000      468,000
       743  Giant Industries, Inc., Global Company Guaranteed Notes
              (Callable 05/15/07 @ $105.50)                                    (B- , B3)        05/15/12        11.000      830,302
       500  Reliant Energy, Inc., Secured Notes (Callable 12/15/09 @ $103.38)  (B+ , B1)        12/15/14         6.750      467,500
     1,050  Reliant Resources, Inc., Global Secured Notes
              (Callable 07/15/08 @ $104.75) ss.                                (B+ , B1)        07/15/13         9.500    1,123,500
       825  Williams Companies, Inc., Global Senior Unsecured Notes ss.        (B+ , B1)        03/15/12         8.125      895,125
                                                                                                                       -------------
                                                                                                                         10,708,978
                                                                                                                       -------------

ENVIRONMENTAL SERVICES (2.0%)
     3,800  Allied Waste North America, Inc., Series B, Global Senior Notes
              (Callable 04/15/09 @ $103.69) ss.                              (B+ , Caa1)        04/15/14         7.375    3,581,500
     1,000  Waste Services, Inc., Global Senior Subordinated Notes
              (Callable 04/15/09 @ $104.75) ss.                             (CCC , Caa2)        04/15/14         9.500      995,000
                                                                                                                       -------------
                                                                                                                          4,576,500
                                                                                                                       -------------
                 See Accompanying Notes to Financial Statements.

                                        4

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
FINANCE - OTHER (2.0%)
$      500  Corrections Corporation of America, Senior Notes,
              (Callable 05/01/07 @ $103.75)                                  (BB- , Ba3)        05/01/11         7.500   $  519,375
     1,150  E*TRADE Financial Corp., Global Senior Notes
              (Callable 06/15/08 @ $104.00)                                    (B+ , B1)        06/15/11         8.000    1,173,000
       800  Insurance Auto Auctions, Inc., Global Company Guaranteed Notes
              (Callable 04/01/09 @ $105.50)                                (CCC+ , Caa1)        04/01/13        11.000      838,378
       800  Senior Housing Properties Trust, Senior Notes                    (BB+ , Ba2)        01/15/12         8.625      884,000
     1,000  Trustreet Properties, Inc., Global Senior Notes
              (Callable 04/01/10 @ $103.75)                                    (B+ , B1)        04/01/15         7.500    1,017,500
                                                                                                                       -------------
                                                                                                                          4,432,253
                                                                                                                       -------------

FOOD PROCESSORS/BEVERAGE/BOTTLING (1.6%)
       900  Bear Creek Corp., Rule 144A, Senior Notes
              (Callable 03/01/09 @ $104.50) ++                                 (B- , B3)        03/01/13         9.000      927,000
       177  Birds Eye Foods, Inc., Company Guaranteed Notes
              (Callable 11/01/05 @ $101.98)                                    (B- , B3)        11/01/08        11.875      181,867
       500  Land O' Lakes, Inc., Global Senior Notes
              (Callable 11/15/06 @ $104.38) ss.                                 (B , B3)        11/15/11         8.750      526,250
       600  Le-Natures, Inc., Rule 144A, Senior Subordinated Notes
              (Callable 06/15/08 @ $104.50) ++#                            (CCC+ , Caa1)        06/15/13        10.000      645,000
       500  Pinnacle Foods Holding Corp., Global Senior Subordinated Notes
              (Callable 12/01/08 @ $104.13) ss.                                (B- , B3)        12/01/13         8.250      465,000
       850  Swift & Co., Global Senior Subordinated Notes
              (Callable 10/01/06 @ $106.25)                                     (B , B3)        01/01/10        12.500      907,375
                                                                                                                       -------------
                                                                                                                          3,652,492
                                                                                                                       -------------

GAMING (9.7%)
     1,000  155 East Tropicana LLC, Global Secured Notes
              (Callable 04/01/09 @ $104.38) ss.                                (B- , B3)        04/01/12         8.750      962,500
     1,350  Ameristar Casinos, Inc., Global Company Guaranteed Notes
              (Callable 02/15/06 @ $105.38)                                    (B+ , B2)        02/15/09        10.750    1,444,500
     1,350  Aztar Corp., Global Senior Subordinated Notes
             (Callable 08/15/06 @ $104.50)                                    (B+ , Ba3)        08/15/11      9.000
              1,434,375
     2,050  Chukchansi Economic Development Authority, Rule 144A, Senior Notes
              (Callable 10/01/06 @ $113.00) ++                                 (NR , NR)        06/15/09        14.500    2,511,250
     1,350  Circus Circus & Eldorado, Global First Mortgage
              (Callable 03/01/07 @ $105.06)                                     (B , B1)        03/01/12        10.125    1,417,500
     2,100  Hard Rock Hotel, Inc., Global Notes (Callable 06/01/08 @ $104.44)   (B , B3)        06/01/13         8.875    2,247,000
     1,000  Herbst Gaming, Inc., Global Senior Subordinated Notes
              (Callable 06/01/08 @ $104.06) ss.                                (B- , B3)        06/01/12         8.125    1,037,500
     1,250  Inn of The Mountain Gods, Global Senior Notes
              (Callable 11/15/07 @ $106.00)                                     (B , B3)        11/15/10        12.000    1,343,750
       900  Isle of Capri Casinos, Inc., Global Senior Subordinated Notes
              (Callable 03/01/09 @ $103.50)                                     (B , B2)        03/01/14         7.000      855,000
     1,500  Majestic Star Casino LLC, Company Guaranteed Notes
              (Callable 10/15/07 @ $104.75)                                     (B , B2)        10/15/10         9.500    1,475,625
       300  MGM Mirage, Company Guaranteed Notes                              (BB , Ba2)        10/01/09         6.000      296,250
       450  MGM Mirage, Company Guaranteed Notes                              (BB , Ba2)        09/15/10         8.500      484,875
       450  MGM Mirage, Company Guaranteed Notes ss.                          (B+ , Ba3)        02/01/11         8.375      478,125
     1,000  MGM Mirage, Global Senior Notes ss.                               (BB , Ba2)        09/01/12         6.750    1,000,000
       250  MTR Gaming Group, Inc., Series B, Global Company Guaranteed Notes
              (Callable 04/01/07 @ $104.88)                                    (B+ , B2)        04/01/10         9.750      264,375
     1,000  OED Corp., Global Company Guaranteed Notes
              (Callable 4/15/08 @ $104.38)                                      (B , B2)        04/15/12         8.750      975,000
       400  Resorts International Hotel & Casino, Inc., Global Company
              Guaranteed Notes (Callable 03/15/07 @ $106.00)                    (B , B2)        03/15/09        11.500      447,500
       750  Riviera Holdings Corp., Global Company Guaranteed Notes
              (Callable 06/15/06 @ $105.50)                                     (B , B2)        06/15/10        11.000      819,375
       225  San Pasqual Casino, Rule 144A, Notes
              (Callable 09/15/09 @ $104.00) ++ss.                              (B+ , B2)        09/15/13         8.000      225,000
       450  Station Casinos, Inc., Global Senior Subordinated Notes
              (Callable 03/01/09 @ $102.58) ss.                               (B+ , Ba3)        03/01/16         6.875      455,625
       335  Waterford Gaming LLC, Rule 144A, Senior Notes
              (Callable 09/15/08 @ $103.55) ++                                 (B+ , B1)        09/15/12         8.625      361,800
       250  Wheeling Island Gaming, Inc., Global Company Guaranteed Notes
              (Callable 12/15/05 @ $105.06)                                    (B+ , B3)        12/15/09        10.125      263,125
       452  Windsor Woodmont Black Hawk, Series B, First Mortgage Notes ^0     (NR , NR)        03/15/05        13.000       61,400
     1,000  Wynn Las Vegas LLC, Global First Mortgage Notes
              (Callable 12/01/09 @ $103.31) ss.                                (B+ , B2)        12/01/14         6.625      957,500
                                                                                                                       -------------
                                                                                                                         21,818,950
                                                                                                                       -------------

HEALTHCARE FACILITIES/SUPPLIES (6.4%)
       500  AMR/EmCare Holding Co., Rule 144A, Senior Subordinated Notes
              (Callable 02/15/10 @ $105.00) ++                               (B- , Caa1)        02/15/15        10.000      547,500
     1,800  CDRV Investors, Inc., Global Senior Discount Notes
              (Callable 01/01/10 @ $104.81) +                                (B- , Caa2)        01/01/15         0.000    1,008,000
     1,000  Concentra Operating Corp., Global Company Guaranteed Notes
              (Callable 08/15/07 @ $104.75)                                    (B- , B3)        08/15/10         9.500    1,035,000
       250  DaVita, Inc., Global Company Guaranteed Notes
              (Callable 03/15/10 @ $103.63) ss.                                 (B , B3)        03/15/15         7.250      253,750
     1,000  Extendicare Health Services, Inc., Senior Subordinated Notes
              (Callable 05/01/09 @ $103.44)                                    (B- , B2)        05/01/14         6.875      980,000
       500  Fisher Scientific International, Inc., Rule 144A,
              Senior Subordinated Notes (Callable 07/01/10 @ $103.06) ++ss.  (BB+ , Ba2)        07/01/15         6.125      498,750
       500  Hanger Orthopedic Group, Inc., Company Guaranteed Global Notes
              (Callable 02/15/06 @ $105.19) ss.                              (CCC+ , B3)        02/15/09        10.375      496,250
     1,150  HCA, Inc., Notes                                                 (BB+ , Ba2)        10/01/12         6.300    1,137,450
       717  Magellan Health Services, Inc., Series A, Senior Notes
              (Callable 11/15/05 @ $104.69)                                    (B+ , B3)        11/15/08         9.375      755,830
     1,000  Medquest, Inc., Series B, Global Company Guaranteed Notes
              (Callable 08/15/07 @ $105.94)                                (CCC+ , Caa1)        08/15/12        11.875      992,500

                 See Accompanying Notes to Financial Statements.

                                        5

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
HEALTHCARE FACILITIES/SUPPLIES
$    1,500  MQ Associates, Inc., Global Senior Discount Notes
              (Callable 08/15/08 @ $109.00) +                              (CCC+ , Caa2)        08/15/12         0.000   $  892,500
       750  Tenet Healthcare Corp., Global Senior Notes                         (B , B3)        07/01/14         9.875      729,375
       500  Tenet Healthcare Corp., Rule 144A, Senior Notes ++ss.               (B , B3)        02/01/15         9.250      476,250
     1,740  Triad Hospitals, Inc., Senior Notes (Callable 05/15/08 @ $103.50) (BB- , B2)        05/15/12         7.000    1,774,800
     1,000  Triad Hospitals, Inc., Senior Subordinated Notes
              (Callable 11/15/08 @ $103.50)                                    (B+ , B3)        11/15/13         7.000    1,005,000
       750  Universal Hospital Services, Inc., Global Senior Notes
              (Callable 11/01/07 @ $105.06)                                    (B- , B3)        11/01/11        10.125      755,625
     1,000  Vanguard Health Holding Company LLC, Global Senior Subordinated Notes
              (Callable 10/01/09 @ $104.50)                                (CCC+ , Caa1)        10/01/14         9.000    1,047,500
                                                                                                                       -------------
                                                                                                                         14,386,080
                                                                                                                       -------------

HOME BUILDERS (3.4%)
       650  D. R. Horton, Inc., Company Guaranteed Notes                     (BB+ , Ba1)        01/15/16         5.625      608,541
       450  K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes    (BB , Ba1)        01/15/16         6.250      403,764
       900  KB Home, Senior Notes                                            (BB+ , Ba1)        06/15/15         6.250      851,212
     1,775  KB Home, Senior Subordinated Notes                               (BB- , Ba2)        12/15/08         8.625    1,879,407
       500  Standard Pacific Corp., Global Senior Notes                       (BB , Ba2)        08/15/15         7.000      452,500
       500  Stanley Martin Communities, Rule 144A, Company Guaranteed Notes
              (Callable 08/15/10 @ $104.88) ++                                 (B- , B3)        08/15/15         9.750      462,500
       350  Technical Olympic USA, Inc., Global Senior Subordinated Notes      (B- , B2)        01/15/15         7.500      292,250
       700  Toll Corp., Senior Subordinated Notes
              (Callable 12/01/06 @ $104.12)                                  (BB+ , Ba2)        12/01/11         8.250      743,750
     1,000  WCI Communities, Inc., Global Company Guaranteed Notes
              (Callable 05/01/07 @ $104.56)                                   (B+ , Ba3)        05/01/12         9.125    1,010,000
     1,000  William Lyon Homes, Inc., Company Guaranteed Notes
              (Callable 04/01/08 @ $105.38)                                     (B , B2)        04/01/13        10.750    1,052,500
                                                                                                                       -------------
                                                                                                                          7,756,424
                                                                                                                       -------------

INDUSTRIAL (1.6%)
     1,000  Altra Industrial Motion, Inc., Rule 144A, Secured Notes
              (Callable 12/01/08 @ $104.50) ++#                              (CCC+ , B3)        12/01/11         9.500      975,000
     1,000  Amsted Industries, Inc., Rule 144A, Senior Notes
              (Callable 10/15/07 @ $105.12) ++                                  (B , B3)        10/15/11        10.250    1,075,000
       450  Amtrol, Inc., Senior Subordinated Notes ss.                    (CCC- , Caa3)        12/31/06        10.625      414,000
       200  Coleman Cable, Inc., Global Company Guaranteed Notes
              (Callable 10/01/08 @ $104.94)                                    (B- , B3)        10/01/12         9.875      181,000
     1,000  Polypore, Inc., Global Senior Subordinated Notes
              (Callable 05/15/08 @ $104.38)                                (CCC+ , Caa1)        05/15/12        8.750       885,000
                                                                                                                       -------------
                                                                                                                          3,530,000
                                                                                                                       -------------

LEISURE (3.3%)
     1,355  Affinity Group, Inc., Global Senior Subordinated Notes
              (Callable 02/15/08 @ $105.44)                                  (B- , Caa1)        02/15/12        10.875    1,253,718
     2,000  AMC Entertainment, Inc., Global Senior Subordinated Notes
              (Callable 03/01/09 @ $104.00) ss.                              (CCC+ , B3)        03/01/14         8.000    1,740,000
       250  Bally Total Fitness Holding Corp., Global Senior Notes
              (Callable 07/15/07 @ $105.25)                                (CCC- , Caa1)        07/15/11        10.500      255,313
       500  Bluegreen Corp., Series B, Company Guaranteed Notes
              (Callable 04/01/06 @ $100.00)                                    (B- , B3)        04/01/08        10.500      507,500
     1,150  Cinemark, Inc., Global Senior Discount Notes
              (Callable 03/15/09 @ $104.88) +                                (B- , Caa1)        03/15/14         0.000      819,375
     1,000  Icon Health & Fitness, Inc., Global Company Guaranteed Notes
              (Callable 04/01/07 @ $105.62) ss.                            (CCC- , Caa3)        04/01/12        11.250      805,000
       950  Six Flags, Inc., Global Senior Notes
              (Callable 02/01/06 @ $104.44) ss.                             (CCC , Caa1)        02/01/10         8.875      947,625
     1,050  Six Flags, Inc., Global Senior Notes
              (Callable 06/01/09 @ $104.81)                                 (CCC , Caa1)        06/01/14         9.625    1,044,750
                                                                                                                       -------------
                                                                                                                          7,373,281
                                                                                                                       -------------

LODGING (0.4%)
       500  Host Marriott LP, Global Senior Notes
              (Callable 11/01/08 @ 103.56) ss.                               (BB- , Ba2)        11/01/13         7.125      509,375
       525  Host Marriott LP, Series O, Global Company Guaranteed Notes
              (Callable 03/15/10 @ $103.19)                                   (B+ , Ba2)        03/15/15         6.375      511,875
                                                                                                                       -------------
                                                                                                                          1,021,250
                                                                                                                       -------------

METALS & MINING (3.8%)
     1,000  AK Steel Corp., Global Company Guaranteed Notes
              (Callable 06/15/07 @ $103.88) ss.                                (B+ , B1)        06/15/12         7.750      905,000
     1,000  Aleris International, Inc., Global Company Guaranteed Notes
              (Callable 11/15/09 @ $104.50)                                    (B- , NR)        11/15/14         9.000    1,025,000
     1,600  Alpha Natural Resources LLC, Global Company Guaranteed Notes
              (Callable 06/01/08 @ $105.00) #                                  (B- , B3)        06/01/12        10.000    1,768,000
     1,000  Edgen Acquisition Corp., Global Secured Notes                      (B- , B3)        02/01/11         9.875    1,005,000
     1,100  International Steel Group, Inc., Global Senior Notes ss.          (BB , Ba2)        04/15/14         6.500    1,086,250
       725  Southern Peru Copper Corp., Rule 144A, Notes ++                 (BBB- , Ba1)        07/27/35         7.500      695,951
     1,000  UCAR Finance, Inc., Global Company Guaranteed Notes
              (Callable 02/15/07 @ $105.12)                                    (B- , B2)        02/15/12        10.250    1,060,000


                 See Accompanying Notes to Financial Statements.

                                        6

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
METALS & MINING
$      750  WCI Steel, Inc., Series B, Senior Secured Notes 0                  (NR , NR)        12/01/49        10.000   $  408,750
     1,000  Wise Metals Group LLC, Global Secured Notes
              (Callable 05/15/08 @ $105.13) ss.                            (CCC+ , Caa1)        05/15/12        10.250      730,000
                                                                                                                       -------------
                                                                                                                          8,683,951
                                                                                                                       -------------

PAPER & FOREST PRODUCTS (3.7%)
     1,000  Appleton Papers, Inc., Series B, Senior Subordinated Notes
              (Callable 06/15/09 @ $104.88)                                    (B+ , B3)        06/15/14         9.750      945,000
     1,000  Caraustar Industries, Inc., Global Company Guaranteed Notes
              (Callable 04/01/06 @ $105.25) ss.                              (B- , Caa1)        04/01/11         9.875      985,000
     1,000  Cellu Tissue Holdings, Secured Notes
              (Callable 03/15/07 @ $107.31)                                     (B , B2)        03/15/10         9.750      975,000
     1,200  Georgia-Pacific Corp., Global Company Guaranteed Notes           (BB+ , Ba1)        02/01/10         8.875    1,320,000
     1,300  Georgia-Pacific Corp., Global Company Guaranteed Notes
              (Callable 02/01/08 @ $104.69)                                  (BB+ , Ba1)        02/01/13         9.375    1,439,750
       750  Georgia-Pacific Corp., Global Senior Notes                       (BB+ , Ba2)        01/15/24         8.000      802,500
     2,300  Newark Group, Inc., Global Senior Subordinated Notes
              (Callable 03/15/09 @ $104.88)                                  (B- , Caa1)        03/15/14         9.750    1,989,500
                                                                                                                       -------------
                                                                                                                          8,456,750
                                                                                                                       -------------

PHARMACEUTICALS (0.3%)
       700  Athena Neurosciences Finance LLC, Company Guaranteed Notes ss.      (B , B3)        02/21/08         7.250      679,000
                                                                                                                       -------------

PUBLISHING (4.4%)
     1,250  CBD Media Holdings, Global Senior Notes
              (Callable 07/15/08 @ $104.63) ss.                            (CCC+ , Caa2)        07/15/12         9.250    1,243,750
       800  Dex Media West LLC, Global Senior Notes
              (Callable 11/15/08 @ $102.94)                                     (B , B1)        11/15/11         5.875      806,000
       500  Dex Media, Inc., Global Discount Notes
              (Callable 11/15/08 @ $104.50) +                                   (B , B3)        11/15/13         0.000      390,000
     1,500  Dex Media, Inc., Global Discount Notes
              (Callable 11/15/08 @ $104.50) +                                   (B , B3)        11/15/13         0.000    1,170,000
       400  Dex Media, Inc., Global Notes (Callable 11/15/08 @ $104.00)         (B , B3)        11/15/13         8.000      409,000
     1,200  Haights Cross Operating Co., Global Company Guaranteed Notes
              (Callable 08/15/08 @ $105.88)                                 (CCC , Caa1)        08/15/11        11.750    1,308,000
     1,000  Houghton Mifflin Co., Global Senior Discount Notes
              (Callable 10/15/08 @ $105.75) +ss.                             (B- , Caa2)        10/15/13         0.000      730,000
       350  Houghton Mifflin Co., Global Senior Notes
              (Callable 02/01/07 @ $104.12)                                    (B- , B3)        02/01/11         8.250      359,625
       500  Morris Publishing Group LLC, Global Company Guaranteed Notes
              (Callable 08/01/08 @ $103.50)                                    (B+ , B1)        08/01/13         7.000      493,750
       500  Primedia, Inc., Global Senior Notes
              (Callable 05/15/08 @ $104.00)                                     (B , B2)        05/15/13         8.000      458,750
     1,000  Sheridan Acquisition Corp., Global Secured Notes
              (Callable 08/15/07 @ $105.12)                                     (B , B1)        08/15/11        10.250    1,045,000
     1,650  WDAC Subsidiary Corp., Rule 144A, Senior Notes
              (Callable 12/01/09 @ $104.19) ++ss.                          (CCC+ , Caa1)        12/01/14         8.375    1,563,375
                                                                                                                       -------------
                                                                                                                          9,977,250
                                                                                                                       -------------

RESTAURANTS (2.6%)
       600  Buffets, Inc., Global Senior Subordinated Notes
              (Callable 07/15/06 @ $105.62) ss.                               (CCC , B3)        07/15/10        11.250      603,000
     1,350  Denny's Corp., Global Company Guaranteed Notes
              (Callable 10/01/08 @ $105.00) ss.                            (CCC+ , Caa1)        10/01/12        10.000    1,326,375
       750  El Pollo Loco, Inc., Global Secured Notes
              (Callable 12/15/06 @ $104.63)                                    (B- , B2)        12/15/09         9.250      821,625
       250  Friendly Ice Cream Corp., Global Senior Notes
              (Callable 06/15/08 @ $104.19)                                    (B- , B2)        06/15/12         8.375      231,250
     1,000  O'Charleys, Inc., Global Senior Subordinated Notes
              (Callable 11/01/08 @ $104.50)                                    (B , Ba3)        11/01/13         9.000    1,042,500
     1,083  Romacorp. Inc., Senior Notes                                       (NR , NR)        12/31/08        10.500      324,972
       550  Sbarro, Inc., Company Guaranteed Notes
              (Callable 09/15/06 @ $101.83)                                (CCC+ , Caa2)        09/15/09        11.000      539,000
     1,000  Uno Restaurant Corp., Rule 144A, Senior Notes
              (Callable 02/15/08 @ $110.00) ++                                 (B- , B3)        02/15/11        10.000      895,000
                                                                                                                       -------------
                                                                                                                          5,783,722
                                                                                                                       -------------

RETAIL-FOOD & DRUG (2.8%)
       625  Delhaize America, Inc., Global Company Guaranteed Notes          (BB+ , Ba1)        04/15/11         8.125      670,601
     1,750  Duane Reade, Inc., Global Senior Subordinated Notes
              (Callable 08/01/08 @ $104.88) ss.                            (CCC+ , Caa3)        08/01/11         9.750    1,295,000
       600  General Nutrition Center, Global Company Guaranteed Notes
              (Callable 01/15/08 @ $104.31)                                    (B- , B3)        01/15/11         8.625      571,500
     1,000  Gregg Appliances, Inc., Rule 144A, Senior Notes
              (Callable 02/01/09 @ $104.50) ++                                  (B , B2)        02/01/13         9.000      905,000
     1,000  Pathmark Stores, Inc., Global Company Guaranteed Notes
              (Callable 02/01/07 @ $104.38)                                (CCC+ , Caa1)        02/01/12         8.750      945,000
     1,000  Rite Aid Corp., Global Company Guaranteed Notes
              (Callable 01/15/10 @ $103.75)                                    (B+ , B2)        01/15/15         7.500      930,000
       500  Roundy's, Inc., Series B, Global Company Guaranteed Notes
              (Callable 06/15/07 @ $104.44) ss.                                (NR , NR)        06/15/12         8.875      551,190
       450  Stater Brothers Holdings, Inc., Global Senior Notes
              (Callable 06/15/08 @ $104.06) ss.                               (BB- , B1)        06/15/12         8.125      442,125
                                                                                                                       -------------
                                                                                                                          6,310,416
                                                                                                                       -------------

                 See Accompanying Notes to Financial Statements.

                                        7


CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
RETAIL STORES (3.9%)
$      700  Asbury Automotive Group, Inc., Global Company Guaranteed Notes
              (Callable 06/15/07 @ $104.50)                                     (B , B3)        06/15/12         9.000   $  694,750
       500  Brookstone Company, Inc., Rule 144A, Secured Notes
              (Callable 10/15/09 @ $106.00) ++                                  (B , B3)        10/15/12        12.000      482,500
     1,000  CSK Auto, Inc., Global Company Guaranteed Notes
              (Callable 01/15/09 @ $103.50)                                    (B- , B2)        01/15/14         7.000      940,000
       500  Finlay Fine Jewelry Corp., Global Senior Notes
              (Callable 06/01/08 @ $104.19) ss.                                 (B , B2)        06/01/12         8.375      427,500
       675  GSC Holdings Corp., Rule 144A, Global Company Guaranteed Notes
              (Callable 10/01/09 @ $104.00) ++ss.                             (B+ , Ba3)        10/01/12         8.000      659,813
       500  Intcomex, Inc., Rule 144A, Secured Notes
              (Callable 01/15/07 @ $106.00) ++                               (B- , Caa1)        01/15/11        11.750      500,000
       950  JC Penney Company, Inc., Series MTNA, Notes                      (BB+ , Ba1)        10/15/15         6.875      994,707
     1,045  Movie Gallery, Inc., Global Senior Unsecured Notes
              (Callable 05/01/08 @ $105.50)                                  (CCC+ , B3)        05/01/12        11.000      841,225
       500  Nebraska Book Company, Inc., Global Senior Subordinated Notes
              (Callable 03/15/08 @ $104.31)                                (CCC+ , Caa1)        03/15/12         8.625      470,000
       565  Neiman Marcus Group, Inc., Rule 144A, Senior Subordinated Notes
              (Callable 10/15/10 @ $105.19) ++                                 (B- , B3)        10/15/15        10.375      548,050
     1,400  Southern States Cooperative, Inc., Rule 144A, Senior Notes
              (Callable 11/01/07 @ $108.00) ++                                  (B , B3)        11/01/10        10.500    1,480,500
       750  United Auto Group, Inc., Global Company Guaranteed Notes
              (Callable 03/15/07 @ $104.81) ss.                                 (B , B3)        03/15/12         9.625      782,812
                                                                                                                       -------------
                                                                                                                          8,821,857
                                                                                                                       -------------

SATELLITE (0.9%)
     1,000  EchoStar DBS Corp., Global Company Guaranteed Notes              (BB- , Ba3)        10/01/14         6.625       975,000
     1,000 PanAmSat Corp., Global Company Guaranteed Notes
              (Callable 08/15/09 @ $104.50) ss.                                (B+ , B1)        08/15/14         9.000    1,057,500
                                                                                                                       -------------
                                                                                                                          2,032,500
                                                                                                                       -------------

SECONDARY OIL & GAS PRODUCERS (1.4%)
       700  Chesapeake Energy Corp., Global Company Guaranteed Notes
              (Callable 07/15/10 @ $103.13) ss.                               (BB , Ba2)        01/15/18         6.250      682,500
     1,093  Chesapeake Energy Corp., Senior Notes
              (Callable 01/15/09 @ $103.44)                                   (BB , Ba2)        01/15/16         6.875    1,112,128
       423  Magnum Hunter Resources, Inc., Global Company Guaranteed Notes
              (Callable 03/15/07 @ $104.80)                                   (B+ , Ba3)        03/15/12         9.600      458,955
       200  Range Resources Corp., Global Company Guaranteed Notes
              (Callable 03/15/10 @ $103.19)                                     (B , B3)        03/15/15         6.375      199,000
       600  Whiting Petroleum Corp., Global Senior Subordinated Notes
              (Callable 05/01/08 @ $103.63)                                    (B- , B2)        05/01/12         7.250      607,500
                                                                                                                       -------------
                                                                                                                          3,060,083
                                                                                                                       -------------

SERVICES-OTHER (6.0%)
       400  Advanstar Communications, Inc., Global Secured Notes
              (Callable 02/15/08 @ $105.38)                                     (B , B3)        08/15/10        10.750      445,000
     1,250  Allied Security Escrow Corp., Global Senior Subordinated Notes
              (Callable 07/15/08 @ $105.69)                                  (B- , Caa1)        07/15/11        11.375    1,199,160
     1,150  American Color Graphics, Global Notes
              (Callable 06/15/07 @ $105.00) ss.                             (CCC , Caa3)        06/15/10        10.000      767,625
       250  Cardtronics, Inc., Rule 144A, Senior Subordinated Notes
              (Callable 08/15/09 @ 104.63) ++                                (B- , Caa1)        08/15/13         9.250      253,750
     1,000  DynCorp International, Rule 144A, Senior Subordinated Notes
              (Callable 02/15/09 @ $104.75) ++                               (B- , Caa1)        02/15/13         9.500    1,042,500
     1,000  HydroChem Industrial Services, Inc., Rule 144A,
              Senior Subordinated Notes (Callable 02/15/09 @ $104.63) ++   (CCC+ , Caa1)        02/15/13         9.250      920,000
     1,000  Integrated Alarm Services Group, Inc., Rule 144A, Secured Notes
              (Callable 11/15/08 @ $106.00) ++#                                (B- , B3)        11/15/11        12.750    1,005,000
       750  Iron Mountain, Inc., Company Guaranteed Notes
              (Callable 04/01/06 @ $104.31)                                   (B , Caa1)        04/01/13         8.625      785,625
       250  Iron Mountain, Inc., Company Guaranteed Notes
              (Callable 07/01/08 @ $103.31)                                   (B , Caa1)        01/01/16         6.625      231,250
       980  La Petite Academy, Inc., Series B, Company Guaranteed Notes
              (Callable 05/15/06 @ $100.00) ss.                                (CC , Ca)        05/15/08        10.000      764,400
       750  Language Line, Inc., Global Senior Notes
              (Callable 06/15/08 @ 105.56)                                 (CCC+ , Caa1)        06/15/12        11.125      641,250
       250  Mac-Gray Corp., Rule 144A, Senior Notes
              (Callable 08/15/10 @ $103.81) ++                                (BB- , B1)        08/15/15         7.625      253,750
     1,000  Mortons Restaurant Group, Inc., Global Secured Notes
              (Callable 07/01/07 @ $105.30) ss.                                (B- , B2)        07/01/10         7.500      987,500
     1,000  Muzak LLC/Muzak Finance Corp., Global Senior Notes
              (Callable 02/15/06 @ $105.00)                                (CCC- , Caa2)        02/15/09        10.000      860,000
     1,000  National Beef Packing Company LLC, Global Senior Notes
              (Callable 08/01/07 @ $105.25)                                    (B- , B3)        08/01/11        10.500    1,037,500
       500  Rent-A-Center, Inc., Series B, Global Company Guaranteed Notes
              (Callable 05/01/06 @ $103.75) ss.                               (BB- , B1)        05/01/10         7.500      478,750
       440  United Rentals North America, Inc., Global Company Guaranteed Notes
              (Callable 02/15/08 @ $103.25)                                   (BB- , B3)        02/15/12         6.500      424,050
       500  United Rentals North America, Inc., Global Senior Subordinated Notes
              (Callable 02/15/09 @ $103.50) ss.                              (B+ , Caa1)        02/15/14         7.000      462,500
       900  Williams Scotsman, Inc., Rule 144A, Senior Notes
              (Callable 10/01/10 @ $104.25) ++                                  (B , B3)        10/01/15         8.500      918,000
                                                                                                                       -------------
                                                                                                                         13,477,610
                                                                                                                       -------------

TECHNOLOGY (3.5%)
     1,000  Advanced Micro Devices, Inc., Global Senior Notes
              (Callable 11/01/08 @ $103.88)                                    (B- , B3)        11/01/12         7.750    1,005,000
     1,400  Amkor Technology, Inc., Global Senior Notes
              (Callable 05/15/08 @ $103.88) ss.                              (B- , Caa1)        05/15/13         7.750    1,200,500
       170  Ampex Corp., Secured Notes ^                                       (NR , NR)        08/15/08        12.000      170,129
     1,000  Itron, Inc., Global Senior Subordinated Notes
              (Callable 05/15/08 @ $103.88)                                     (B , B2)        05/15/12         7.750    1,025,000

                 See Accompanying Notes to Financial Statements.

                                        8

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
U.S. CORPORATE BONDS
TECHNOLOGY
$    1,000  Sanmina-SCI Corp., Global Company Guaranteed Notes
              (Callable 01/15/07 @ $105.19)                                  (BB- , Ba2)        01/15/10        10.375   $1,100,000
     1,000  SunGard Data Systems, Inc., Rule 144A, Senior Subordinated Notes
              (Callable 08/15/10 @ $105.13) ++ss.                            (B- , Caa1)        08/15/15        10.250      996,250
     1,000  Viasystems, Inc., Global Senior Subordinated Notes
              (Callable 01/15/08 @ $105.25)                                (CCC+ , Caa2)        01/15/11        10.500      960,000
     1,350  Xerox Corp., Senior Notes (Callable 06/15/08 @ $103.81)          (BB- , Ba2)        06/15/13         7.625    1,424,250
                                                                                                                       -------------
                                                                                                                          7,881,129
                                                                                                                       -------------

TEXTILE/APPAREL/SHOE MANUFACTURING (2.7%)
     2,797  BGF Industries, Inc., Series B, Senior Subordinated Notes
              (Callable 01/15/06 @ $101.75)                                  (CCC- , Ca)        01/15/09        10.250    2,587,225
     1,000  Levi Strauss & Co., Global Senior Notes
              (Callable 01/15/10 @ $104.88)                                  (B- , Caa2)        01/15/15         9.750    1,015,000
     1,200  Levi Strauss & Co., Global Senior Notes
              (Callable 12/15/07 @ $106.12)                                  (B- , Caa2)        12/15/12        12.250    1,323,000
       400  Phillips-Van Heusen Corp., Global Senior Notes
              (Callable 02/15/08 @ $103.62)                                    (BB , B1)        02/15/11         7.250      406,000
       950  Propex Fabrics, Inc., Global Company Guaranteed Notes
              (Callable 12/01/08 @ $105.00)                                  (B- , Caa1)        12/01/12        10.000      830,062
                                                                                                                       -------------
                                                                                                                          6,161,287
                                                                                                                       -------------

TOWER (0.9%)
     1,000  American Tower Corp., Class A, Global Senior Notes
              (Callable 10/15/08 @ $103.56) ss.                               (BB- , B1)        10/15/12         7.125    1,036,250
   1,018 SBA Telecommunications, Inc., Global Senior Discount Notes
           (Callable 12/15/07 @ $104.88) +                                     (B- , B3)        12/15/11         0.000      923,835
                                                                                                                       -------------
                                                                                                                          1,960,085
                                                                                                                       -------------

TRANSPORTATION/OTHER (0.4%)
     1,000  H-Lines Finance Holding Corp., Global Senior Discount Notes
              (Callable 04/01/08 @ $105.50) +                              (CCC+ , Caa2)        04/01/13         0.000      827,500
                                                                                                                       -------------

UTILITIES (6.5%)
     1,000  AES Corp., Rule 144A, Secured Notes
              (Callable 05/15/08 @ $104.50) ++                                (B+ , Ba3)        05/15/15         9.000    1,090,000
     1,000  Allegheny Energy Supply Company LLC, Global Notes                  (B , Ba3)        03/15/11         7.800    1,080,000
     1,100  Aquila, Inc., Senior Notes                                         (B- , B2)        11/15/09         7.625    1,133,000
     2,250  Calpine Corp., Rule 144A, Secured Notes
              (Callable 07/15/08 @ $104.38) ++ss.                              (B- , NR)        07/15/13         8.750    1,569,375
     1,000  Calpine Corp., Senior Notes ss.                                 (CCC , Caa3)        02/15/11         8.500      475,000
     2,500  Calpine Generating Company LLC, Global Secured Notes
              (Callable 04/01/08 @ $103.50) #                                  (B- , B3)        04/01/10         9.610    2,537,500
     1,000  CMS Energy Corp., Global Senior Notes                              (B+ , B1)        07/15/08         8.900    1,075,000
       800  CMS Energy Corp., Global Senior Notes                              (B+ , B1)        08/01/10         7.750      848,000
       350  Edison Mission Energy, Global Senior Notes                         (B+ , B1)        08/15/08        10.000      385,875
     1,300  Edison Mission Energy, Senior Notes                                (B+ , B1)        06/15/09         7.730    1,355,250
     1,000  Midwest Generation LLC, Global Secured Notes
              (Callable 05/01/09 @ $104.38)                                     (B , B1)        05/01/34         8.750    1,100,000
     1,100  Mirant Corp., Rule 144A, Senior Notes ++0                          (NR , NR)        07/15/04         7.400    1,281,500
       186  NRG Energy, Inc., Global Company Guaranteed Notes
              (Callable 12/15/08 @ $104.00)                                     (B , B1)        12/15/13         8.000      203,670
       500  Sierra Pacific Resources, Global Senior Notes
              (Callable 03/15/09 @ $104.31)                                    (B- , B1)        03/15/14         8.625      547,500
                                                                                                                       -------------
                                                                                                                         14,681,670
                                                                                                                       -------------

WIRELESS (6.6%)
       450  AirGate PCS, Inc., Rule 144A, Secured Notes
              (Callable 01/01/06 @ $104.69) ++ss.                           (CCC , Caa1)        09/01/09         9.375      472,395
       600  AirGate PCS, Inc., Secured Note
              (Callable 01/01/06 @ $104.69) ss.                             (CCC , Caa1)        09/01/09         9.375      630,000
       525  American Cellular Corp., Series B, Global Senior Notes
              (Callable 08/01/07 @ $105.00)                                    (B- , B3)        08/01/11        10.000      569,625
       650  Centennial Communications Corp., Global Company Guaranteed Notes
              (Callable 06/15/08 @ $105.06)                                   (CCC , B3)        06/15/13        10.125      729,625
     1,950  Centennial Communications Corp., Global Senior Notes
              (Callable 02/01/09 @ $104.06) #                                 (CCC , B3)        02/01/14         8.125    2,028,000
       495  Dobson Cellular Systems, Global Secured Notes
              (Callable 11/01/08 @ $104.94)                                   (CCC , B2)        11/01/12         9.875      537,075
     1,150  Dobson Communications Corp., Global Senior Notes
              (Callable 10/01/08 @ $104.44)                                 (CCC , Caa2)        10/01/13         8.875    1,129,875
       750  Horizon PCS, Inc., Global Company Guaranteed Notes
              (Callable 07/15/08 @ $105.69)                                   (CCC , B3)        07/15/12        11.375      847,500
       850  iPCS, Inc., Global Senior Notes (Callable 05/01/08 @ $105.75)     (CCC , B3)        05/01/12        11.500      956,250
       500  Nextel Communications, Inc., Series D, Senior Notes
              (Callable 08/01/08 @ $103.69) ss.                              (A- , Baa2)        08/01/15         7.375      529,660
     1,100  Nextel Partners, Inc., Global Senior Notes
              (Callable 07/01/07 @ $104.06) ss.                              (BB- , Ba3)        07/01/11         8.125    1,179,750
     1,250  Rural Cellular Corp., Global Senior Subordinated Notes
              (Callable 01/15/06 @ $104.88) ss.                             (CCC , Caa2)        01/15/10         9.750    1,250,000
     2,000  Triton PCS, Inc., Global Company Guaranteed Notes
              (Callable 06/01/08 @ $104.25) ss.                            (CCC- , Caa1)        06/01/13         8.500    1,880,000
     2,000  Ubiquitel Operating Co., Global Senior Notes
              (Callable 03/01/07 @ $107.41)                                 (CCC , Caa1)        03/01/11         9.875    2,195,000
                                                                                                                       -------------
                                                                                                                         14,934,755
                                                                                                                       -------------

TOTAL U.S. CORPORATE BONDS (Cost $298,301,115)                                                                          292,572,213
                                                                                                                       -------------

                 See Accompanying Notes to Financial Statements.

                                        9


CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
FOREIGN CORPORATE BONDS (10.0%)
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (0.4%)
$      800  Bombardier Recreational Products, Global Senior Subordinated Notes
              (Callable 12/15/08 @ $104.19) (Canada)                           (B- , B3)        12/15/13         8.375   $  820,000
                                                                                                                       -------------

BROADBAND (0.3%)
       650  Global Crossing UK Finance, Company Guaranteed Notes
              (Callable 12/15/09 @ $105.38) (United Kingdom)                 (B- , Caa1)        12/15/14        10.750      578,500
                                                                                                                       -------------

BUILDING PRODUCTS (0.2%)
     1,250  Maax Holdings, Inc., Global Senior Discount Notes
              (Callable 12/15/08 @ $105.62) (Canada) +                     (CCC+ , Caa1)        12/01/12         0.000      500,000
                                                                                                                       -------------

CABLE (1.0%)
     1,050  Kabel Deutschland GmbH, Rule 144A, Senior Notes
              (Callable 07/01/09 @ $105.31) (Germany) ++                       (B- , B2)        07/01/14        10.625    1,135,313
     1,350  Telenet Group Holding NV, Rule 144A, Discount Notes
              (Callable 12/15/08 @ $105.75) (Belgium) +++                  (CCC+ , Caa2)        06/15/14         0.000    1,080,000
                                                                                                                       -------------
                                                                                                                          2,215,313
                                                                                                                       -------------

CHEMICALS (0.6%)
     1,350  Rhodia SA, Global Senior Notes (France)                          (CCC+ , B3)        06/01/10        10.250    1,444,500
                                                                                                                       -------------

CONTAINERS (0.6%)
     1,250  Crown European Holdings SA, Global Secured Notes
              (Callable 03/01/07 @ $104.75) (France)                           (B+ , B1)        03/01/11         9.500    1,375,000
                                                                                                                       -------------

GAMING (0.1%)
       175  Kerzner International, Ltd., Rule 144A, Global Senior Subordinated Notes
              (Callable 10/01/10 @ $103.38) (Bahamas) ++                        (B , B2)        10/01/15         6.750      167,125
                                                                                                                       -------------

INDUSTRIAL (0.0%)
     1,021  International Utility Structures, Inc., Yankee Senior Subordinated Notes
              (Callable 02/01/06 @ $100.00) (Canada) ^0                        (NR , NR)        02/01/08        10.750            0
                                                                                                                       -------------

LEISURE (0.5%)
     1,000  NCL Corporation, Ltd., Rule 144A, Senior Notes
              (Callable 07/15/09 @ $105.31) (Bermuda) ++#                      (B+ , B2)        07/15/14        11.625    1,032,500
                                                                                                                       -------------

METALS & MINING (0.8%)
     1,000  Gerdau Ameristeel Corp., Global Senior Notes
              (Callable 07/15/07 @ $105.38) (Canada)                         (BB- , Ba3)        07/15/11        10.375    1,097,500
       650  Ispat Inland ULC, Global Secured Notes
              (Callable 04/01/09 @ $104.88) (Canada)                        (BBB+ , Ba1)        04/01/14         9.750      737,750
                                                                                                                       -------------
                                                                                                                          1,835,250
                                                                                                                       -------------

PAPER & FOREST PRODUCTS (1.8%)
       500  Abitibi-Consolidated, Inc., Global Notes (Canada) ss.            (BB- , Ba3)        06/15/11         7.750      466,250
       650  Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada) ss.     (BB- , Ba3)        04/01/15         8.375      601,250
       750  Fraser Papers, Inc., Rule 144A, Senior Notes
              (Callable 03/15/10 @ $104.38) (Canada) ++                         (B , B3)        03/15/15         8.750      656,250
       750  JSG Funding PLC, Global Senior Notes
              (Callable 10/01/07 @ $104.81) (Ireland)                          (B- , B3)        10/01/12         9.625      723,750
     1,000  JSG Funding PLC, Global Senior Subordinated Notes
              (Callable 01/31/10 @ $103.88) (Ireland) ss.                    (B- , Caa1)        04/01/15         7.750      805,000
     1,200  Tembec Industries, Inc., Yankee Company Guaranteed Notes
              (Callable 06/30/06 @ $101.44) (Canada) ss.                     (CCC+ , B3)        06/30/09         8.625      816,000
                                                                                                                       -------------
                                                                                                                          4,068,500
                                                                                                                       -------------

PHARMACEUTICALS (0.2%)
       500  Biovail Corp., Yankee Senior Subordinated Notes
              (Callable 04/01/06 @ 103.94) (Canada)                           (BB- , B2)        04/01/10         7.875      518,125
                                                                                                                       -------------

RETAIL-FOOD & DRUG (0.4%)
     1,000  Jean Coutu Group (PJC), Inc., Global Senior Subordinated Notes
              (Callable 08/01/09 @ $104.25) (Canada)                         (B- , Caa1)        08/01/14         8.500      932,500
                                                                                                                       -------------

SATELLITE (1.0%)
     1,000  Intelsat Bermuda, Ltd., Rule 144A, Senior Notes
              (Callable 07/15/06 @ $101.00) (Bermuda) ++#                      (B+ , B2)        01/15/12         8.695    1,017,500
     1,700  New Asat, Ltd., Global Company Guaranteed Notes
              (Callable 02/01/08 @ $104.63) (Cayman Islands)                   (B- , B3)        02/01/11         9.250    1,139,000
                                                                                                                       -------------
                                                                                                                          2,156,500
                                                                                                                       -------------

                 See Accompanying Notes to Financial Statements.


                                       10

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
      PAR                                                                     RATINGS+
     (000)                                                                 (S&P/MOODY'S)        MATURITY         RATE%        VALUE
     -----                                                                 -------------        --------         -----        -----
FOREIGN CORPORATE BONDS
TECHNOLOGY (0.4%)
$      550  Celestica, Inc., Senior Subordinated Notes
              (Callable 07/01/08 @ $103.94) (Canada)                            (B , B2)        07/01/11         7.875   $  547,250
       450  Flextronics International, Ltd., Global Senior Subordinated Notes
              (Callable 11/15/09 @ $103.13) (Singapore) ss.                  (BB- , Ba2)        11/15/14         6.250      438,750
                                                                                                                       -------------
                                                                                                                            986,000
                                                                                                                       -------------

TRANSPORTATION/OTHER (1.1%)
       445  Sea Containers, Ltd., Series B, Yankee Senior Notes (Bermuda) ss.   (B , B3)        02/15/08         7.875      427,200
     1,750  Ship Finance International, Ltd., Global Senior Notes
              (Callable 12/15/08 @ $104.25) (Bermuda)                           (B , B1)        12/15/13         8.500    1,677,812
       500  Titan Petrochemicals Group, Ltd., Rule 144A,
              Company Guaranteed Notes (Bermuda) ++                            (B+ , B1)        03/18/12         8.500      475,000
                                                                                                                       -------------
                                                                                                                          2,580,012
                                                                                                                       -------------

WIRELESS (0.6%)
       750  Millicom International Cellular SA, Global Senior Notes
              (Callable 12/01/08 @ $105.00) (Luxembourg) #                     (B- , B3)        12/01/13        10.000      776,250
       500  Rogers Wireless Communications, Inc., Global
              Secured Notes (Canada)                                          (BB , Ba3)        03/15/15         7.500      538,750
                                                                                                                       -------------
                                                                                                                          1,315,000
                                                                                                                       -------------

TOTAL FOREIGN CORPORATE BONDS (Cost $24,215,034)                                                                         22,524,825
                                                                                                                       -------------

    NUMBER
   OF SHARES
 ------------

COMMON STOCKS (0.8%)
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (0.0%)
   774,557  Cambridge Industries Liquidating Trust ^*                                                                             0
                                                                                                                       -------------

CHEMICALS (0.1%)
     4,893  Huntsman Corp. *                                                                                                 97,273
                                                                                                                       -------------

FOOD PROCESSORS/BEVERAGE/BOTTLING (0.4%)
       845  Crunch Equity Holdings, Class A *                                                                               908,341
                                                                                                                       -------------

HEALTHCARE FACILITIES/SUPPLIES (0.0%)
       464  Magellan Health Services, Inc. *                                                                                 13,795
                                                                                                                       -------------

WIRELESS (0.3%)
    99,764  Dobson Communications Corp., Class A *                                                                          727,279
                                                                                                                       -------------

TOTAL COMMON STOCKS (Cost $2,097,651)                                                                                     1,746,688
                                                                                                                       -------------


WARRANTS (0.0%)
BROADBAND (0.0%)
     6,750  GT Group Telecom, Inc., Rule 144A, strike price $0.00
              expires 02/01/10 ++^*                                                                                               0
     5,980  Ono Finance PLC, expires 05/31/09 *                                                                                  60
                                                                                                                       -------------
                                                                                                                                 60
                                                                                                                       -------------

DIVERSIFIED TELECOMMUNICATIONS (0.0%)
     3,000  Versatel Telecom International NV, strike price $2.81, expires 05/15/08 *                                         2,426
                                                                                                                       -------------

GAMING (0.0%)
       106  Windsor Woodmont Black Hawk, strike price $0.01, expires 03/15/10 ^*                                                  0
                                                                                                                       -------------

RESTAURANTS (0.0%)
       336  New World Restaurant Group, Inc., strike price $13.00, expires 06/20/06 *                                             0
                                                                                                                       -------------


                 See Accompanying Notes to Financial Statements.

                                       11

CREDIT SUISSE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER
   OF SHARES                                                                                                               VALUE
  -----------                                                                                                              -----
WARRANTS
TECHNOLOGY (0.0%)
     5,000  Asat Finance LLC, Rule 144A, strike price $18.60, expires 11/01/06 ++*                                     $        625
 204,293 Viasystems, Inc., strike price $25.31, expires 01/31/10 ^*                                                           2,043
                                                                                                                       -------------
                                                                                                                              2,668
                                                                                                                       -------------

TOTAL WARRANTS (Cost $3,938,143)                                                                                              5,154
                                                                                                                       -------------


SHORT-TERM INVESTMENTS (13.3%)
15,000,000  American Beacon Money Market Fund ss.ss.                                                                     15,000,000
15,000,000  Reserve Funds Primary Fund Class 8 ss.ss.                                                                    15,000,000

                                                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $30,000,000)                                                                          30,000,000
                                                                                                                       -------------
      PAR
     (000)
    -------
REPURCHASE AGREEMENTS (24.4%)
$      400  Bear Stearns & Co., 3.05%, Dated 10/31/05, due 11/01/05,
              proceeds at maturity $400,282,
              (fully collateralized by U.S. Treasury Strips, due 02/15/16,
              Market Value of collateral is $412,466)ss.ss.                                                                 400,248
    10,416  Bear Stearns & Co., 3.94%, Dated 10/31/05, due 11/01/05,
              proceeds at maturity $10,416,983,
              (fully collateralized by U.S. Treasury Strips, due 02/15/16,
              Market Value of collateral is $10,717,920)ss.ss.                                                           10,415,843
       693  Bear Stearns & Co., 4.06%, Dated 10/31/05, due 11/01/05,
              proceeds at maturity $692,928,
              (fully collateralized by U.S. Treasury Strips, due 02/15/16,
              Market Value of collateral is $713,288)ss.ss.                                                                 692,850
    43,697  Bear Stearns & Co., 4.06%, Dated 10/31/05, due 11/01/05,
              proceeds at maturity $43,702,049,
              (fully collateralized by U.S. Treasury Strips, due 02/15/16,
              U.S. Treasury Strips, due 02/15/20,
              U.S. Treasury Bonds, due 02/15/20, Market Value of
              collateral is $44,966,040)ss.ss.                                                                           43,697,118

                                                                                                                       -------------
TOTAL REPURCHASE AGREEMENTS (Cost $55,206,059)                                                                           55,206,059
                                                                                                                       -------------

TOTAL INVESTMENTS AT VALUE (178.1%) (Cost $413,758,002)                                                                 402,054,939

LIABILITIES IN EXCESS OF OTHER ASSETS (-78.1%)                                                                         (176,295,010)
                                                                                                                       -------------

NET ASSETS (100.0%)                                                                                                    $225,759,929
                                                                                                                       =============

                            INVESTMENT ABBREVIATIONS
                        MTNA = Medium Term Note, Series A
                                 NR = Not Rated

--------------------------------------------------------------------------------

+ Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities amounted to $45,918,891 or 20.34% of net assets.
+ Step Bond -- The interest stated is as of October 31, 2005 and will reset at a future date.
0      Bond in default.
*      Non-income producing security.
^ Not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
ss.    Security or portion thereof is out on loan.
ss.ss. Represents security purchased with cash collateral received for securities on loan.
# Variable rate obligations - The interest rate shown is the rate as of October 31, 2005.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005
--------------------------------------------------------------------------------
   ASSETS
      Investments in securities at value, including collateral for
         securities on loan of $85,206,059 (Cost $413,758,002) (Note 2) ..............................    $  402,054,9391
      Cash ...........................................................................................         9,802,142
      Interest receivable ............................................................................         7,790,472
      Receivable for investments sold ................................................................         2,098,558
      Prepaid expenses and other assets ..............................................................            61,678
                                                                                                          --------------
         Total Assets ................................................................................       421,807,789
                                                                                                          --------------

   LIABILITIES
      Investment advisory fees (Note 3) ..............................................................           268,468
      Administrative fees (Note 3) ...................................................................            12,450
      Loan payable (Note 4) ..........................................................................       110,000,000
      Payable upon return of securities loaned (Note 2) ..............................................        85,206,059
      Interest payable ...............................................................................           404,208
      Trustees' fees (Note 3) ........................................................................            17,407
      Other accrued expenses payable .................................................................           139,268
                                                                                                          --------------
         Total Liabilities ...........................................................................       196,047,860
                                                                                                          ==============

   NET ASSETS
      Applicable to 54,839,475 shares outstanding ....................................................    $  225,759,929
                                                                                                          ==============

   NET ASSETS CONSIST OF
      Capital stock, $0.001 par value (Note 6) .......................................................    $       54,839
      Paid-in capital (Note 6) .......................................................................       486,589,342
      Distributions in excess of net investment income ...............................................        (4,620,587)
      Accumulated net realized loss on investments and foreign currency transactions .................      (244,560,602)
      Net unrealized depreciation from investments ...................................................       (11,703,063)
                                                                                                          --------------
         Net Assets ..................................................................................    $  225,759,929
                                                                                                          ==============
   NET ASSET VALUE PER SHARE ($225,759,929 / 54,839,475) .............................................             $4.12
                                                                                                                   =====
   MARKET PRICE PER SHARE ............................................................................             $4.77
                                                                                                                   =====

1    Including $70,045,447 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005
--------------------------------------------------------------------------------
   INVESTMENT INCOME (Note 2)
      Interest .......................................................................................    $   32,902,945
      Securities lending .............................................................................           642,620
                                                                                                          --------------
         Total investment income .....................................................................        33,545,565
                                                                                                          --------------

   EXPENSES
      Investment advisory fees (Note 3) ..............................................................         3,348,548
      Administrative fees (Note 3) ...................................................................           217,328
      Interest expense (Note 4) ......................................................................         3,816,994
      Printing fees (Note 3) .........................................................................           175,128
      Trustees' fees (Note 3) ........................................................................            60,769
      Registration fees ..............................................................................            54,909
      Legal fees .....................................................................................            45,309
      Audit and tax fees .............................................................................            42,260
      Custodian fees .................................................................................            34,813
      Transfer agent fees ............................................................................            24,482
      Insurance expense ..............................................................................             8,329
      Miscellaneous expense ..........................................................................             4,704
                                                                                                          --------------
         Total expenses ..............................................................................         7,833,573
                                                                                                          --------------
           Net investment income .....................................................................        25,711,992
                                                                                                          --------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
      Net realized loss from investments .............................................................        (1,005,669)
      Net realized loss on foreign currency transactions .............................................            (1,678)
      Net change in unrealized appreciation (depreciation) from investments ..........................       (18,312,612)
                                                                                                          --------------
      Net realized and unrealized loss from investments and foreign currency related items ...........       (19,319,959)
                                                                                                          --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................    $    6,392,033
                                                                                                          ==============


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                       FOR THE YEAR        FOR THE YEAR
                                                                                           ENDED               ENDED
                                                                                     OCTOBER 31, 2005    OCTOBER 31, 2004
                                                                                     ----------------    ----------------
   FROM OPERATIONS
      Net investment income ....................................................     $    25,711,992      $   28,246,566
      Net realized loss on investments and foreign currency transactions .......          (1,007,347)         (4,053,958)
      Net change in unrealized appreciation (depreciation) on investments ......         (18,312,612)         17,042,720
                                                                                     ---------------      --------------
      Net increase in net assets resulting from operations .....................           6,392,033          41,235,328
                                                                                     ---------------      --------------

   FROM DIVIDENDS
      Dividends from net investment income .....................................         (28,945,089)        (30,957,053)
                                                                                     ---------------      --------------
      Net decrease in net assets resulting from dividends ......................         (28,945,089)        (30,957,053)
                                                                                     ---------------      --------------

   FROM CAPITAL SHARE TRANSACTIONS (Note 6)
      Reinvestment of dividends ................................................           3,789,959           4,990,024
                                                                                     ---------------      --------------
      Net increase in net assets from capital share transactions ...............           3,789,959           4,990,024
                                                                                     ---------------      --------------
      Net increase (decrease) in net assets ....................................         (18,763,097)         15,268,299

   NET ASSETS
      Beginning of year ........................................................         244,523,026         229,254,727
                                                                                     ---------------      --------------
      End of year ..............................................................     $   225,759,929      $  244,523,026
                                                                                     ===============      ==============

      Distributions in excess of net investment income .........................     $    (4,620,587)     $   (3,067,445)
                                                                                     ===============      ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2005
--------------------------------------------------------------------------------
   CASH FLOWS FROM OPERATING ACTIVITIES
      Interest and securities lending income received ..........................     $    31,237,754
      Operating expenses paid ..................................................          (7,699,696)
      Purchases of long-term securities ........................................        (117,620,519)
      Proceeds from sales of long-term securities ..............................         124,523,593
                                                                                     ---------------
   Net cash provided by operating activities ...................................                          $   30,441,132

   CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from borrowings .................................................         110,000,000
      Repayment of borrowings ..................................................        (109,183,006)
      Cash dividends paid ......................................................         (25,155,130)
                                                                                     ---------------
   Net cash used in financing activities .......................................                             (24,338,136)
                                                                                                          --------------
   Net increase in cash ........................................................                               6,102,996
   Cash -- beginning of year ...................................................                               3,699,146
                                                                                                          --------------
   Cash -- end of year .........................................................                          $    9,802,142
                                                                                                          ==============


   RECONCILIATION OF NET DECREASE IN NET ASSETS
      FROM OPERATION TO NET CASH USED IN
      OPERATING ACTIVITIES
      Net increase in net assets resulting from operations .....................                          $    6,392,033

   ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS FROM
      OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
      Decrease in interest receivable ..........................................     $       651,102
      Increase in accrued expenses .............................................              10,658
      Increase in interest payable .............................................             189,027
      Decrease in prepaid expenses and other assets ............................             (35,997)
      Decrease in advisory fees payable ........................................             (29,811)
      Net amortization of discount on investments ..............................          (2,957,235)
      Purchases of long-term securities ........................................        (117,620,519)
      Proceeds from sales of long-term securities ..............................         124,523,593
      Net change in unrealized appreciation on investments .....................          18,312,612
      Net realized loss on investments .........................................           1,005,669
                                                                                     ---------------
           Total adjustments ...................................................                              24,049,099
                                                                                                          --------------
        Net cash provided by operating activities ..............................                          $   30,441,132
                                                                                                          ==============

   NON-CASH ACTIVITY:
      Dividend reinvestments ...................................................                          $    3,789,959
                                                                                                          ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                                           PERIOD
PER SHARE                      ---------------------------------------------------------------------------------------       ENDED
  OPERATING PERFORMANCE        10/31/05      10/31/04      10/31/03     10/31/02     10/31/01     10/31/00    10/31/99    10/31/981
                               --------      --------      --------     --------     --------     --------    --------    --------
  Net asset value,
   beginning of period ......  $   4.53      $   4.34      $   3.53     $   4.49     $   6.16     $   7.98    $   8.36    $  10.00
                               --------      --------      --------     --------     --------     --------    --------    --------
INVESTMENT ACTIVITIES
  Net investment income .....      0.47          0.53          0.55        0.652         0.84         0.962       0.98        0.24
  Net realized and
   unrealized gain (loss)
   on investments ...........     (0.35)         0.24          0.87        (0.80)       (1.63)       (1.80)      (0.38)      (1.62)
                               --------      --------      --------     --------     --------     --------    --------    --------
      Total from investment
        activities ..........      0.12          0.77          1.42        (0.15)       (0.79)       (0.84)       0.60       (1.38)
                               --------      --------      --------     --------     --------     --------    --------    --------
DISTRIBUTIONS
   Net investment income ....     (0.51)        (0.58)        (0.61)       (0.71)       (0.86)       (0.98)      (0.98)      (0.24)
   Return of capital ........     (0.02)           --            --        (0.10)       (0.02)          --          --          --
                               --------      --------      --------     --------     --------     --------    --------    --------
      Total distributions ...     (0.53)        (0.58)        (0.61)       (0.81)       (0.88)       (0.98)      (0.98)     (0.24)
                               --------      --------      --------     --------     --------     --------    --------    --------
   Offering costs charged to
   paid-in-capital ..........        --            --            --           --           --           --        0.003      (0.02)
                               --------      --------      --------     --------     --------     --------    --------    --------
NET ASSET VALUE,
   END OF PERIOD ............  $   4.12      $   4.53      $   4.34     $   3.53     $   4.49     $   6.16    $   7.98    $   8.36
                               ========      ========      ========     ========     ========     ========    ========    ========
PER SHARE MARKET VALUE,
   END OF PERIOD ............  $   4.77      $   5.24      $   4.76     $   4.10     $   5.07     $   6.19    $   8.06    $   9.56
                               ========      ========      ========     ========     ========     ========    ========    ========
Total return
   (market value)4 ..........      2.71%        25.49%        35.07%       (2.15)%      (3.21)%     (12.15)%     (5.71)%     (1.74)%
RATIOS AND
   SUPPLEMENTAL DATA
   Net assets, end of period
      (000s omitted) ........  $225,760      $244,523      $229,255     $180,889     $219,440    $286,838     $358,679    $359,956
   Average debt per share ...  $   2.05      $   2.05      $   1.81     $   1.99     $   2.49    $   3.47     $   3.18    $   1.02
      Ratio of expenses to
        average net assets ..      3.27%         2.51%         2.57%        2.91%        4.29%       4.81%        3.62%       1.81%5
      Ratio of expenses to
        average net assets,
        excluding interest
        expenses ............      1.68%         1.70%         1.73%        1.78%        1.73%       1.61%        1.53%       1.16%5
      Ratio of net investment
        income to average
        net assets ..........     10.72%        11.99%        13.85%       15.17%       15.22%      12.90%       11.24%      10.48%5
   Portfolio turnover rate ..     31.05%        12.10%        15.96%       33.22%       46.11%      31.29%       60.23%      15.26%

1    The fund commenced operations on July 28, 1998.
2    Based on average shares outstanding.
3    Amount rounds to less than $0.01.
4 Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total returns for periods less than one year are not annualized.
5    Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE HIGH YIELD BOND FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

   Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. The Fund's primary objective is to seek high current income.

   The following is a summary of significant accounting policies consistently followed by the Fund in its operations and in connection with the preparation of its financial statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   A) PORTFOLIO VALUATION -- Fixed-income securities (other than short-term obligations, but including listed issues) are valued at market value based on prices obtained by one or more independent pricing services approved by the Board of Trustees. Pricing services use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

   Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not reflect an investment's fair value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Accretion of discount and amortization of premium is recognized using the effective interest method.

CREDIT SUISSE HIGH YIELD BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2005
--------------------------------------------------------------------------------

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund declares and pays dividends on a monthly basis. Capital gains, if any, net of capital losses, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

   The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) CASH FLOW INFORMATION -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

   G) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   H) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 100% of the market value of domestic securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity is reinvested into either fully collateralized repurchase agreements with Bear, Stearns & Co., Inc. (an affiliate of the custodian, Custodial Trust Company, and the borrower, Bear, Stearns Securities Corp. (the "Borrower")), registered money market mutual funds (subject to regulatory limitations) or some combination thereof. In the event of default or bankruptcy by the Borrower or its affiliates to the agreement, realization and/or retention of the Fund's collateral may be subject to legal proceedings.

   The Fund's securities lending arrangement provides that the Fund and the Borrower will share the net income earned from the securities lending activities. During the year ended October 31, 2005, total earnings from the Fund's investment in cash collateral received in connection with the securities lending arrangement was $2,477,605 of which $1,834,985 was rebated to the Borrower. The Fund retained $642,620 in income from the cash collateral investment. The Fund is entitled to a certain minimum amount of income from its securities lending activities. Securities lending income is accrued as earned.

CREDIT SUISSE HIGH YIELD BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2005
--------------------------------------------------------------------------------

NOTE 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("CSAM"). The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Under the Advisory Agreement with the Fund, CSAM provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of CSAM. For the year ended October 31, 2005, investment advisory fees earned were $3,348,548.

   State Street Bank and Trust Company ("SSB") serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2005, administrative services fees earned by SSB (including out-of-pocket expenses) were $217,328.

   The Fund pays each Trustee not affiliated with CSAM $1,000 per regular quarterly board meeting attended and an annual retainer fee of $12,500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to his attendance at such meetings.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2005, Merrill was paid $22,678 for its services to the Fund.

NOTE 4. LINE OF CREDIT

   The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow the lesser of $150 million or 331/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund pays a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.15% of the maximum borrowing limit (currently $150 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 331/3%. At October 31, 2005 the Fund had loans outstanding under the Agreement of $110,000,000. During the year ended October 31, 2005, the Fund had borrowings under the Agreement as follows:

            AVERAGE DAILY         WEIGHTED AVERAGE       MAXIMUM DAILY
            LOAN BALANCE           INTEREST RATE        LOAN OUTSTANDING
            ------------           -------------        ----------------
            $112,353,425              2.931%             $117,000,000

NOTE 5. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) were $115,739,019 and $105,136,276, respectively.

CREDIT SUISSE HIGH YIELD BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2005
--------------------------------------------------------------------------------

NOTE 6. FUND SHARES

   The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                        OCTOBER 31, 2005       OCTOBER 31, 2004

Shares issued through
   reinvestment of dividends ......          861,846               1,132,804
                                             =======               =========

NOTE 7. CONCENTRATION OF RISK

   The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

   These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

NOTE 8. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

   The tax characteristics of dividends and distributions paid during the years ended October 31, 2005 and 2004 by the Fund were as follows:

                       ORDINARY INCOME                 LONG-TERM CAPITAL DISTRIBUTIONS              RETURN OF CAPITAL
                       ---------------                 -------------------------------           ----------------------
                  2005               2004                 2005                 2004                 2005           2004
                  ----               ----                 ----                 ----                 ----           ----
               $27,812,807       $30,957,053              $--                  $--               $1,132,282         $--

   The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and income from defaulted bonds. At October 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

                    Undistributed loss - other              $           (1)
                    Accumulated net realized loss             (244,552,219)
                    Unrealized depreciation                    (16,332,032)
                                                            --------------
                                                            $ (260,884,252)
                                                            --------------

   At October 31, 2005, the Fund had capital loss carryforwards of $244,552,219 available to offset possible future capital gains as follows:

                                               EXPIRES OCTOBER 31,
       ----------------------------------------------------------------------------------------------
       2006         2007          2008         2009         2010         2011        2012        2013
       ----         ----          ----         ----         ----         ----        ----        ----
    $13,855,150  $30,606,551  $37,573,747  $68,628,620  $77,916,490  $8,291,239  $6,096,544   $1,583,878

   It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

CREDIT SUISSE HIGH YIELD BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2005
--------------------------------------------------------------------------------

   At October 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $418,386,971, $9,947,780, $(26,279,812) and $(16,332,032), respectively.

   At October 31, 2005, the Fund reclassified $1,132,282 from paid in capital and $547,673 from accumulated net realized loss from investments to net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments on sales of defaulted bonds, foreign currency gain/(loss), and Return of Capital Distributions. Net assets were not affected by these reclassifications.

NOTE 9. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE HIGH YIELD BOND FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Credit Suisse High Yield Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the fund for each of the periods presented in the period ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on these financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2005

CREDIT SUISSE HIGH YIELD BOND FUND
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

   Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

   Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by Computershare Shareholder Services, Inc. ("Computershare") as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to Computershare as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net

CREDIT SUISSE HIGH YIELD BOND FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

asset value per share at the close of business on the last purchase date.

   The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

   There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

   The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

   Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

   All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, RI 02940-3010, or call the plan agent at 1-800-730-6001.

LEVERAGE--BENEFITS AND RISKS

   The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders, including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, CSAM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the

CREDIT SUISSE HIGH YIELD BOND FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   circumstances. During periods in which the Fund is utilizing leverage, the Fund's investment advisory fee will be higher than if the Fund did not utilize a leveraged capital structure, because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede CSAM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

CREDIT SUISSE HIGH YIELD BOND FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (unaudited)
--------------------------------------------------------------------------------

                                               TERM                                                 NUMBER OF
                                               OF OFFICE                                        PORTFOLIOS IN
                                               AND                                                       FUND
                                               LENGTH            PRINCIPAL                            COMPLEX  OTHER
NAME, ADDRESS                POSITION(S)       OF TIME           OCCUPATION(S) DURING             OVERSEEN BY  DIRECTORSHIPS
AND DATE OF BIRTH            HELD WITH FUND    SERVED            PAST FIVE YEARS                      TRUSTEE  HELD BY TRUSTEE
-----------------            -------------     --------          --------------                       -------  ---------------------
INDEPENDENT TRUSTEES
Enrique R. Arzac             Chairman          Chairman          Professor of Finance and Economics,      47   Director of The Adams
c/o Credit Suisse Asset      of the Board,     since             Graduate School of Business,                  Express Company
Management, LLC.             Trustee,          2005 and          Columbia University since 1971                (a closed-end
Attn: General Counsel        Nominating        Trustee since                                                   investment company);
466 Lexington Avenue         Committee         2001; current                                                   Director of Petroleum
New York, New York           Chairman and      term ends at                                                    and Resources
10017-3140                   Audit Committee   the 2008                                                        Corporation (a
                             Member            annual                                                          closed-end investment
Date of Birth:  02/10/41                       meeting.                                                        company)

Lawrence J. Fox              Trustee,          Since             Partner of Drinker Biddle & Reath         3   Director, Winthrop
One Logan Square             Audit Committee   2001; current     (law firm) since 1972                         Trust Company
18th & Cherry Streets        Chairman and      term ends at
Philadelphia, Pennsylvania   Nominating        the 2007
19103                        Committee         annual meeting.
                             Member
Date of Birth:  07/17/43

James S. Pasman, Jr          Trustee, Audit    Since             Currently retired                        42   Director of
c/o Credit Suisse Asset      and Nominating    2001; current                                                   Education Management
Management, LLC              Committee         term ends at                                                    Corp.
Attn:General Counsel         Member            the 2006
466 Lexington Avenue                           annual meeting.
New York, New York
10017-3140

Date of Birth:  12/20/30

Steven N. Rappaport          Trustee, Audit    Since             Partner of Lehigh Court, LLC and RZ      46   Director of Presstek,
Lehigh Court, LLC            and Nominating    2005; current     Capital (private investment firms) from       Inc. (digital imaging
40 East 52nd Street          Committee         term ends         July 2002 to present; Transition Adviser      technologies
New York, New York           Member            at the            to SunGard Securities Finance, Inc. from      company); Director of
10022                                          2006 annual       February 2002 to July 2002; President of      Wood Resources, LLC.
                                               meeting.          SunGard Securities Finance, Inc. from         (plywood
Date of Birth:  07/10/48                                         2001 to February 2002; President of           manufacturing
                                                                 Loanet, Inc. (on-line accounting service)     company)
                                                                 from 1997 to 2001

CREDIT SUISSE HIGH YIELD BOND FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (unaudited) (continued)
--------------------------------------------------------------------------------

                                                           TERM
                                                           OF OFFICE
                                                           AND
                                                           LENGTH
NAME, ADDRESS               POSITION(S)                    OF TIME
AND DATE OF BIRTH           HELD WITH FUND                 SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------             -------------                  --------             -------------------------------------------
OFFICERS*

Martha B. Metcalf           Chief                          Since 2005           Managing Director; Associated with CSAM since 2005;
Credit Suisse Asset         Investment                                          Managing Director and Portfolio Manager of Invesco
Management, LLC             Officer                                             from 2000 to 2005; Officer of other Credit
466 Lexington Avenue                                                            Suisse Funds
New York, New York
10017-3140

Date of Birth:  04/09/65

Steven B. Plump             Chief Executive                Since 2005           Managing Director; Associated with CSAM or its
Credit Suisse Asset         Officer and President                               predecessor since 1995; Officer of other Credit
Management, LLC                                                                 Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  02/08/59

Michael E. Gray             Investment Officer             Since 2005           Managing Director; Associated with CSAM since 2004;
Credit Suisse Asset                                                             Managing Director of Deutsche Asset Management
Management, LLC                                                                 from 2002 until 2004;  Executive Director of UBS
466 Lexington Avenue                                                            (London) from 1999 until 2002; Officer of other
New York, New York                                                              Credit Suisse Funds
10017-3140

Date of Birth:  07/08/68

Michael A. Pignataro        Chief Financial Officer,       Since 2000           Director and Director of Fund Administration of
Credit Suisse Asset         Vice President                                      CSAM; Associated with CSAM or its predecessor since
Management, LLC             and Secretary                                       1984; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  11/15/59

Emidio Morizio              Chief Compliance Officer       Since 2004           Director and Global Head of Compliance of CSAM;
Credit Suisse Asset                                                             Associated with CSAM since July 2000; Vice President
Management, LLC                                                                 and Director of Compliance of Forstmann-Leff
466 Lexington Avenue                                                            Associates from 1998 to June 2000; Officer of other
New York, New York                                                              Credit Suisse Funds
10017-3140

Date of Birth:  09/21/66

CREDIT SUISSE HIGH YIELD BOND FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (unaudited) (continued)
--------------------------------------------------------------------------------

                                                           TERM
                                                           OF OFFICE
                                                           AND
                                                           LENGTH
NAME, ADDRESS               POSITION(S)                    OF TIME
AND DATE OF BIRTH           HELD WITH FUND                 SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------             -------------                  --------             -------------------------------------------
OFFICERS*

Ajay Mehra                  Chief Legal Officer            Since 2004           Director and General Counsel (Americas) of CSAM
Credit Suisse Asset                                                             since September 2004; Senior Associate of Shearman &
Management, LLC                                                                 Sterling LLP from September 2000 to September 2004;
466 Lexington Avenue                                                            Senior Counsel of the SEC Division of Investment
New York, New York                                                              Management from June 1997 to September 2000; Officer
10017-3140                                                                      of other Credit Suisse Funds

Date of Birth:  08/14/70

J. Kevin Gao                Senior Vice                    Since 2004           Vice President and Associate General Counsel of
Credit Suisse Asset         President                                           CSAM; Associated with CSAM since July 2003;
Management, LLC                                                                 Associated with the law firm of Willkie Farr &
466 Lexington Avenue                                                            Gallagher LLP from 1998 to 2003; Officer of other
New York, New York                                                              Credit Suisse Funds
10017-3140

Date of Birth:  10/13/67

Robert Rizza                Treasurer                      Since 2001           Assistant Vice President of CSAM; Associated with
Credit Suisse Asset                                                             CSAM since 1998; Officer of other Credit Suisse
Management, LLC                                                                 Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  12/09/65

*  The officers of the Fund shown are officers that make policy decisions.



ANNUAL CERTIFICATIONS (UNAUDITED)
--------------------------------------------------------------------------------

   The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

CREDIT SUISSE HIGH YIELD BOND FUND
TAX INFORMATION LETTER
October 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   For the fiscal year ended October 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

CREDIT SUISSE HIGH YIELD BOND FUND
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

o  By calling 1-800-293-1232

o  On the Fund's website, www.csam.com/us

o  On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

CREDIT SUISSE HIGH YIELD BOND FUND
OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

Credit Suisse Capital Appreciation Fund         Credit Suisse Japan Equity Fund
Credit Suisse Cash Reserve Fund                 Credit Suisse Large Cap Blend Fund
Credit Suisse Commodity Return Strategy Fund    Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund             Credit Suisse Mid-Cap Growth Fund
Credit Suisse Fixed Income Fund                 Credit Suisse New York Municipal Fund
Credit Suisse Global Fixed Income Fund          Credit Suisse Short Duration Bond Fund
Credit Suisse Global Small Cap Fund             Credit Suisse Small Cap Growth Fund
Credit Suisse High Income Fund                  Credit Suisse Small Cap Value Fund
Credit Suisse International Focus Fund          Credit Suisse Strategic Allocation Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

CREDIT SUISSE HIGH YIELD BOND FUND
SUMMARY OF GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Credit Suisse High Yield Bond Fund is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is to seek high current income. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2005, CSAM managed over $23 billion in the U.S. and, together with its global affiliated, managed assets of over $337 billion in 17 countries.

SHAREHOLDER INFORMATION

   The market price is published in: The New York Times (daily) under the designation "CrSuiHiY" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "CrSuisHighYld". The Fund's New York Stock Exchange, Inc. trading symbol is DHY. Weekly comparative net asset value (NAV) and market price information about Credit Suisse High Yield Bond Fund's shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds"

THE CSAM GROUP OF FUNDS

   LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)

                       This page intentionally left blank

                                                             CREDIT | ASSET
800-293-1232 o www.csam.com/us                               SUISSE | MANAGEMENT


                                                                     DHY-AR-1005

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, James S. Pasman, Jr. and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2004 and October 31, 2005.

---------------------------------------- -------------------------------------- --------------------------------------
                                         2004                                   2005
---------------------------------------- -------------------------------------- --------------------------------------
Audit Fees                               $29,580                                $31,060
---------------------------------------- -------------------------------------- --------------------------------------
Audit-Related Fees1                      $4,500                                 $12,050
---------------------------------------- -------------------------------------- --------------------------------------
Tax Fees2                                $2,284                                 $2,400
---------------------------------------- -------------------------------------- --------------------------------------
All Other Fees                           --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Total                                    $36,364                                $45,510
---------------------------------------- -------------------------------------- --------------------------------------

1 Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005), the registrant's third quarter 2004 Form N-Q filing ($1,500) in 2004 and agreed upon procedures relating to the Fund's loan facility ($8,900 in 2005).

2 Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2004 and October 31, 2005.

---------------------------------------- -------------------------------------- --------------------------------------
                                         2004                                   2005
---------------------------------------- -------------------------------------- --------------------------------------
Audit-Related Fees                       N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------

                                       2

---------------------------------------- -------------------------------------- --------------------------------------
Tax Fees                                 N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
All Other Fees                           N/A                                    $394,000
---------------------------------------- -------------------------------------- --------------------------------------
Total                                    N/A                                    $394,000
---------------------------------------- -------------------------------------- --------------------------------------


(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

---------------------------------------- -------------------------------------- --------------------------------------
                                         2004                                   2005
---------------------------------------- -------------------------------------- --------------------------------------
Audit-Related Fees                       N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
Tax Fees                                 N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
All Other Fees                           N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
Total                                    N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------

                                       3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2004 and October 31, 2005:

---------------------------------------- -------------------------------------- --------------------------------------
                                         2004                                   2005
---------------------------------------- -------------------------------------- --------------------------------------
Audit-Related Fees                       N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
Tax Fees                                 N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
All Other Fees                           N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------
Total                                    N/A                                    N/A
---------------------------------------- -------------------------------------- --------------------------------------

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2004 and October 31, 2005 were $6,784 and $14,450, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Lawrence Fox, James S. Pasman, Jr. and Steven N. Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     o    a copy of the Policy;

     o    a copy of each proxy statement received on behalf of CSAM clients;

     o    a record of each vote cast on behalf of CSAM clients;

     o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

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

         lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
         (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
         (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

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

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

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

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 11, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  CREDIT SUISSE HIGH YIELD BOND FUND.

                  /s/ Steven B. Plump
                  -------------------
                  Name:  Steven B. Plump
                  Title:   Chief Executive Officer
                  Date:   January 9, 2006

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Steven B. Plump
                  -------------------
                  Name:  Steven B. Plump
                  Title:   Chief Executive Officer
                  Date:   January 9, 2006

                  /s/ Michael A. Pignataro
                  ------------------------
                  Name:  Michael A. Pignataro
                  Title:   Chief Financial Officer
                  Date:   January 9, 2006